UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C.  20549

                               SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934
                            (Amendment No.  )


Filed by the Registrant     [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ [ Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                         UNISOURCE ENERGY CORPORATION
-------------------------------------------------------------------------------
               (Name of the Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

   5)  Total fee paid:

       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and idenfity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                -----------------------------------------------
     2)  Form, Schedule or Registration Statement No.
                                                     --------------------------
     3)  Filing Party:
                      ---------------------------------------------------------
     4)  Date Filed:
                    -----------------------------------------------------------

                    UNISOURCE ENERGY CORPORATION

                      One South Church Avenue
                       Tucson, Arizona 85701



                          March 29, 2002

James S. Pignatelli                                 (520) 571-4000
Chairman of the Board


Dear Shareholders:

      You are cordially invited to attend the UniSource Energy Corporation 2002 Annual Shareholders' Meeting to be held on Friday, May 10, 2002, at the Sheraton Tucson Hotel and Suites, 5151 East Grant Road, Tucson, Arizona. The meeting will begin promptly at 10:00 a.m., so please plan to arrive earlier. No admission tickets will be required for attendance at the meeting.

      Directors and officers will be available before and after the meeting to speak with you. During the meeting, we will answer your questions regarding our business affairs and we will consider the matters explained in the enclosed Notice and Proxy Statement.

      We have enclosed a proxy card that lists all matters that require your vote. Please vote, sign and return the proxy card as soon as possible, whether or not you plan to attend the meeting. You may also vote by telephone or the Internet, as explained on the proxy card. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy at that time. Your interest and continued support of UniSource Energy Corporation are much appreciated.

                                   Sincerely,

                                   UNISOURCE ENERGY CORPORATION

                                   /s/ James S. Pignatelli
                                   -----------------------------
                                   James S. Pignatelli
                                   Chairman of the Board, President
                                   and Chief Executive Officer

              NOTICE OF ANNUAL SHAREHOLDERS' MEETING



To the Holders of Common Stock of
UniSource Energy Corporation

      We will hold the Annual Shareholders' Meeting ("Meeting") of UniSource Energy Corporation ("UniSource Energy" or "UNS") at the Sheraton Tucson Hotel and Suites, 5151 East Grant Road, Tucson, Arizona, on Friday, May 10, 2002, at 10:00 a.m., Mountain Standard Time. The purpose of the Meeting is to:

     1. elect ten directors for the Board for the ensuing year;

     2. approve the UniSource Energy Corporation Amended and Restated 1994 Outside Director Stock Option Plan; and

     3. consider any other matters which properly come before the Meeting.

      Only shareholders of record of common stock at the close of business on March 13, 2002 are entitled to vote at the Meeting.

      We have enclosed our 2001 Annual Report, including financial statements, and the Proxy Statement with this notice. Proxy soliciting material is first being sent or given to shareholders on March 29, 2002. Your proxy is being solicited by the UniSource Energy Board of Directors.

     Please vote, sign, date and mail the enclosed proxy as soon as possible in the enclosed return envelope. You may also vote by telephone or the Internet, as explained on the enclosed proxy card.


                                   /s/  Vincent Nitido
                                   --------------------
                                   Vincent Nitido, Jr.
                                   Corporate Secretary


Dated: March 29, 2002


                      YOUR VOTE IS IMPORTANT

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY BY MAIL, OR TO VOTE BY TELEPHONE OR THE INTERNET, AS EXPLAINED ON THE PROXY CARD. IF THE MAIL OPTION IS SELECTED, USE THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PROHIBIT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON IF YOU SO DESIRE.

                           UNISOURCE ENERGY CORPORATION
                             One South Church Avenue
                              Tucson, Arizona 85701

                           ANNUAL SHAREHOLDERS' MEETING
                                PROXY STATEMENT

      ANNUAL MEETING  May 10, 2002       Sheraton Tucson Hotel and Suites
                      10:00 a.m., MST    5151 East Grant Road
                                         Tucson, Arizona 85712

         RECORD DATE  The  record  date is March 13, 2002. If  you  were  a shareholder of record at the close of business on March 13, 2002, you may vote at the Annual Shareholders' Meeting ("Meeting"). Each share is entitled to one vote. In the election of directors, you may cumulate votes. At the close of business on the record date, we had 33,593,969 shares of our common stock outstanding.

              AGENDA  1. Proposal One: Elect ten directors for the Board for the ensuing year.

                      2. Proposal  Two:  Approve  the  UniSource  Energy
                         Corporation Amended and Restated 1994 Outside Director Stock Option Plan.

                      3. Consider  any  other  matters which  properly  come
                         before the Meeting and any adjournments.

         INDEPENDENT  Representatives  of PricewaterhouseCoopers,  LLP  are
            AUDITORS expected to be present at the Meeting with the opportunity to make a statement and respond to appropriate questions.

             PROXIES  A  form  of  proxy  for execution by shareholders  is
We will follow        enclosed.  Unless you tell us on the  proxy  card  to
your voting           vote   differently,  we  will  vote  signed  returned
instructions.         proxies   "for"  the  Board's  nominees   and   "for"
If none, we           Proposal  Two.  The Board or proxy holders  will  use
will vote             their  discretion  on  other matters.  If  a  nominee
signed proxies        cannot or will not serve as a director, the Board  or
"for" the             the  persons designated as proxies will  vote  for  a
nominees and          person  whom  they believe will carry on our  present
"for" Proposal        policies.
Two.

PROXIES SOLICITED BY  The Board of Directors ("Board").

FIRST MAILING DATE    We  anticipate first mailing this Proxy Statement and
                      the form of proxy on March 29, 2002.

REVOKING YOUR PROXY   You  may revoke your proxy before it is voted at  the
                      Meeting.  To revoke, follow the procedures listed  on
                      page   3   under  "Voting  Procedures/Revoking   Your
                      Proxy."

            COMMENTS  Your  comments about any aspects of our business  are
We welcome your       welcome. You may use the space provided on the  proxy
comments. The         card  for this purpose, if desired. Although  we  may
proxy card has        not  respond  on an individual basis,  your  comments
room for them.        help  us  to  measure your satisfaction, and  we  may
                      benefit from your suggestions.


                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

  PROMPT RETURN OF YOUR PROXY WILL HELP REDUCE THE COSTS OF RE-SOLICITATION.

                                CONTENTS

Voting Procedures/Revoking Your Proxy...................................2
UniSource Energy Share Ownership........................................3
Proposal One: Election of Directors*....................................7
Board Information.......................................................9
Board Compensation.....................................................10
Executive Compensation and Other Information**.........................11
Officer Change in Control Agreements...................................15
Transactions with Management and Others................................16
Compensation Committee Interlocks and Insider Participation............16
Compensation Committee Report on Executive Compensation................16
Audit Committee Report.................................................19
Performance Graph**....................................................20
Proposal Two: Amendment and Restatement of the UniSource Energy
  Corporation Outside Director Stock Option Plan*......................21
Submission of Shareholder Proposals....................................26
Other Business.........................................................27
___________________
*  We expect to vote on this item at the Meeting.
** The Compensation Committee report and the performance graph will not be incorporated by reference into any present or future filings we make with the Securities and Exchange Commission ("SEC"), even if those reports incorporate all or any part of this Proxy Statement.

                  VOTING PROCEDURES/REVOKING YOUR PROXY

You can vote   You  can  vote your shares by telephone, the  Internet,
by telephone,  mail  or  in  person at the Meeting.  Your  proxy  card the Internet,  contains  instructions for voting by telephone  or  the mail or in Internet, which are the least expensive and fastest person. We methods of voting. To vote by mail, complete and sign encourage you your proxy card, or your broker's voting instruction to vote by card if your shares are held by your broker, and return
telephone or   it in the enclosed return envelope.
the Internet
to help us Under Arizona law, a majority of the shares entitled to save money. vote on any single matter which may be brought before the Meeting will constitute a quorum. Business may be conducted once a quorum is represented at the Meeting.
               Except as otherwise specified by law or in our Articles of Incorporation or Bylaws, if a quorum exists, action on a matter other than the election of directors will be deemed approved if the votes cast in favor of the matter exceed votes cast against it.

Proposal Two   Thus, if a quorum exists, Proposal Two must be approved
must be        by  a  majority of the shareholders who actually  vote.
approved by a  Any  broker  "non-votes" with respect to  Proposal  Two
majority of    will  be  counted  for  purposes  of  determining   the
shareholders   presence  or  absence  of a quorum,  but  will  not  be
voting.        counted  as  shares  represented  and  voting  on   the
               proposal. In contrast, proxies voted "abstain" will have the same legal effect as shares voted against the proposal.

               Directors are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Withheld votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

You may        In  the election of directors, each of our common stock
cumulate your shareholders has the right to cumulate his votes by votes for casting as many votes in the aggregate equal to the
directors.     number of his shares of common stock multiplied by  the
               number of directors to be elected. He may cast all of such votes for one nominee or distribute such votes among two or more nominees.

You can        Any  shareholder giving a proxy has a right  to  revoke
revoke your that proxy by giving notice to UniSource Energy in proxy after writing directed to the Corporate Secretary, UniSource sending it in Energy Corporation, One South Church Avenue, Suite by following 1820, Tucson, Arizona 85701, or in person at the
these          Meeting  at  any  time before the proxy  is  exercised.
procedures.    Those who fail to return a proxy or fail to attend  the
               Meeting will not count towards determining any required plurality, majority or quorum.

               The shares represented by an executed proxy will be voted for the election of directors and for Proposal Two or withheld in accordance with the specifications in the proxy. If no specification is made in the proxy, the proxy will be voted in favor of the nominees and Proposal Two as set forth herein.

        PROXY We will bear the entire cost of the solicitation of SOLICITATION proxies. Solicitations will be made primarily by mail.
               Additional solicitation of brokers, banks, nominees and institutional investors may be made pursuant to a special engagement of Georgeson Shareholder, at a cost of approximately $4,000 plus reasonable out-of-pocket expenses. Solicitations may also be made by telephone, facsimile or personal interview, if necessary, to obtain reasonable representation of shareholders at the Meeting. Our employees may solicit proxies for no additional compensation. We will request brokers or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies. We will reimburse brokers and other persons for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

                 UNISOURCE ENERGY SHARE OWNERSHIP

     SECURITY  The   following   table  sets  forth  the   number  and
    OWNERSHIP percentage of shares beneficially owned as of the OF MANAGEMENT Record Date and the nature of such ownership by each of our  directors,  nominees, the Chief Executive Officer,
               the   five   other  most  highly  compensated executive
               officers  during 2001 and all directors and officers as
               a   group.   Ownership  includes  direct  and  indirect
               (beneficial) ownership, as defined by the SEC rules.

                                                                      Allocable Amount of
                                                                     Shares Under Deferred
                 Name and            Amount and                        Compensation Stock
 Title           Title of        Nature of Beneficial    Percent       Plan and Restricted
 of Class    Beneficial Owner       Ownership (1)        of Class     Stock Unit Account (2)
---------    ----------------    --------------------    --------    -----------------------
Common   James S. Pignatelli         226,143 (3)(4)          *              122,592
         Chairman, President &
         Chief Executive Officer

Common   Lawrence J. Aldrich           6,501 (5)             *                 --
         Director

Common   Larry W. Bickle               7,201 (6)             *                 --
         Director

Common   Elizabeth T. Bilby            9,101 (7)             *                2,650
         Director

Common   Harold W. Burlingame          7,701 (6)             *                 --
         Director

Common   Jose L. Canchola             11,001 (7)             *                  421
         Director

Common   John L. Carter               16,758 (8)             *                6,040
         Director

Common   Daniel W. L. Fessler          6,704 (6)             *                 --
         Director

Common   Kenneth Handy                 4,000                 *                1,194
         Director

Common   Warren Y. Jobe                  500                 *                 --
         Director

Common   Martha R. Seger              10,589 (7)             *                2,203
         Director

Common   H. Wilson Sundt               9,801 (7)(9)          *                1,902
         Director

Common   Dennis R. Nelson             70,322 (10)(11)        *               25,171
         Senior Vice President,
         Governmental Affairs
         (UNS) & Chief Operating
         Officer, Energy
         Resources (TEP)

Common   Steven J. Glaser             53,762 (12)(13)        *               27,961
         Senior Vice President
         & Chief Operating
         Officer, Transmission
         & Distribution (TEP)

Common   Kevin P. Larson              33,757 (14)(15)        *               15,969
         Vice President, Chief
         Financial Officer &
         Treasurer

Common   Michael J. DeConcini         25,152 (16)(17)        *               23,136
         Senior Vice President,
         Strategic Planning &
         Investments

Common   Vincent Nitido, Jr.          25,979 (18)(19)        *               15,631
         Vice President,
         General Counsel &
         Corporate Secretary

Common   All directors and           692,409 (20)           2.1%            299,781
         executive officers as
         a group
___________________

  * Represents less than 1% of the outstanding common stock of UniSource Energy.

 (1) Amounts include the following:
     - Any shares held in the name of the spouse, minor children or other relatives sharing the home of the director, nominee or officer. Except as otherwise indicated below, the directors, nominees and officers have sole voting and investment power over the shares shown. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.
     - Shares subject to options exercisable within 60 days, based on information from directors and officers.
     - Equivalent share amounts allocated to the individuals' 401(k)
       Plan (formerly the Triple Investment Plan (401(k)) which, since June 1, 1998, has included a UniSource Energy Stock Fund election option.
 (2) Amounts include the following:
     - Shares held in trust under the Deferred Compensation Plan.
       The Trust maintains a position in UNS common stock representative of the aggregate UNS stock liability of all plan participants with deemed investments in UNS stock. Distributions under the Deferred Compensation Plan are made in stock or cash, at the Company's discretion. Until the common stock is distributed, directors and officers are not the beneficial owners of such shares. The number of shares set forth represents the deemed investment as of December 31, 2001.
     - The allocable amount of deferred shares in the participant's
       Stock Unit Account (see Summary Compensation Table), of which 126,230 shares are vested within 60 days.
 (3) Includes 214,130 shares subject to options exercisable within 60 days.
 (4) Includes  10,613 shares purchased under  the  401(k)  Plan
     UniSource Energy Stock Fund as of December 31, 2001.
 (5) Includes 2,001 shares subject to options exercisable within 60 days.
 (6) Includes 5,201 shares subject to options exercisable within 60 days.
 (7) Includes 8,801 shares subject to options exercisable within 60 days.
 (8) Includes 7,601 shares subject to options exercisable within 60 days.
 (9) Includes 1,000 shares held by a corporation with which Mr.
     Sundt is associated.
(10) Includes 62,247 shares subject to options exercisable within 60 days.
(11) Includes  7,268  shares purchased under  the  401(k)  Plan
     UniSource Energy Stock Fund as of December 31, 2001.
(12) Includes 50,661 shares subject to options exercisable within 60 days.
(13) Includes  1,751  shares purchased under  the  401(k)  Plan
     UniSource Energy Stock Fund as of December 31, 2001.
(14) Includes 29,886 shares subject to options exercisable within 60 days.
(15) Includes 2,018 shares purchased under the 401(k) Plan UniSource Energy Stock Fund as of December 31, 2001.
(16) Includes 20,914 shares subject to options exercisable within 60 days.
(17) Includes  4,238  shares purchased under  the  401(k)  Plan
     UniSource Energy Stock Fund as of December 31, 2001.
(18) Includes 22,511 shares subject to options exercisable within 60 days.
(19) Includes  3,468  shares purchased under  the  401(k)  Plan
     UniSource Energy Stock Fund as of December 31, 2001.
(20) Includes 608,710 shares subject to options exercisable within 60 days, and 34,951 shares purchased under the 401(k)
     Plan UniSource Energy Stock Fund as of December 31, 2001.


     SECURITY The following companies are the beneficial owners of OWNERSHIP OF more than 5% of the outstanding shares of our common
      CERTAIN  stock:
   BENEFICIAL
       OWNERS
                                               Amount and
      Title      Name and Address              Nature of            Percent
    of Class    of Beneficial Owner       Beneficial Ownership      of Class
    --------   --------------------       --------------------      --------

     Common    T. Rowe Price                 3,122,700 (1)            9.3%
               Associates, Inc.
               100 E. Pratt Street
               Baltimore, MD 21202

     Common    The Prudential                1,927,510 (2)(3)         5.7%
               Financial, Inc.
               751 Broad Street
               Newark, NJ 07102-3777
_____________________

 (1) In  a  statement  filed  February  13,  2002  with  the   SEC  on
     Schedule 13G/A under the Securities Exchange Act of 1934, as amended ("Exchange Act"), T. Rowe Price Associates, Inc. ("Price Associates") indicated it has sole voting power over 1,271,700 shares and sole dispositive power over 3,122,700 shares of our outstanding common stock. These securities are owned by various individual and institutional investors for which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be the beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
 (2) In  a  statement  filed  February  14,  2002  with  the  SEC   on
     Schedule 13G/A under the Exchange Act, Prudential Financial, Inc. ("Prudential") indicated that it has sole voting and sole dispositive power over 48,300 shares, shared voting power over 1,868,810 shares and shared dispositive power over 1,879,210 shares of our common stock. In addition, through its beneficial ownership of the Prudential Insurance Company of America ("PICOA"), Prudential may be deemed to presently hold 8,100 shares of our outstanding common stock for the benefit of PICOA's general account. In addition, Prudential may have direct or indirect voting and/or investment discretion over 1,919,410 shares of our outstanding common stock, which are held for its own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. For purposes of the reporting requirements of the Exchange Act, Prudential is deemed to be the beneficial owner of such securities; however, Prudential expressly disclaims that it is, in fact, the beneficial owner of such securities.
 (3) In  a  statement filed February 4, 2002  with  the  SEC  on
     Schedule 13G under the Exchange Act, Jennison Associates LLC ("Jennison") indicated that it has sole voting and shared dispositive power over 1,760,140 shares, representing 5.24% of our outstanding common stock, which are directly held in managed accounts to which Jennison serves as investment advisor. Jennison may be deemed to be the beneficial owner of the shares of our common stock held by such managed accounts. PICOA owns 100% of equity interests of Jennison. As a result, PICOA may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to our common stock held in managed accounts. Jennison does not file jointly with PICOA, and as such, shares of our common stock reported on Jennison's 13G may be included in the shares reported on the 13G/A filed by Prudential.

      SECTION  Section  16(a)  of the Exchange Act and SEC  regulations
        16(A) require directors, certain officers and persons who own BENEFICIAL greater than 10% of our stock to file reports of
    OWNERSHIP  ownership  and changes in ownership of such  stock  with
    REPORTING the SEC and the New York Stock Exchange. These COMPLIANCE directors, officers and greater than 10% beneficial owners are required by law to furnish us with copies of all forms they file under Section 16(a).

               Based solely on a review of the copies of such forms furnished to us and on written representations of our directors and officers, we believe that all Section 16(a)
               filing  requirements  applicable  to   our directors and
               officers were complied with during 2001, with the exception of Mr. Daniel W. L. Fessler, a Director of
               UniSource Energy who failed to file  timely   a  Form  4
               for the single acquisition of 636 shares of our common stock he purchased during 2001. This transaction was subsequently reported to the SEC on a separate Form 5.

                   PROPOSAL ONE: ELECTION OF DIRECTORS

      GENERAL  At   the  Meeting,  the  shareholders  will  elect   ten
               directors  to  serve on our Board for the  ensuing  year
We will        and  until  their successors are elected and  qualified.
elect ten The shares represented by executed proxies in the form directors enclosed, unless withheld, will be voted for the ten
this year.     nominees  listed  below, or, in the  discretion  of  the
               persons  acting  as proxies, will be voted  cumulatively
               for  one  or  more of such nominees. All of the  current
               nominees  are present members of the Board. All  of  the
               nominees  have  consented to serve if  elected.  If  any
               nominee  becomes  unavailable  for  any  reason,  or   a
               vacancy should occur before the election, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees.

BOARD NOMINEES
     JAMES S.  Chairman of the Board of Directors, President and  Chief
   PIGNATELLI  Executive  Officer of UniSource Energy since July  1998;
               Senior Vice President and Chief Operating Officer of UniSource Energy from December 1997 to July 1998; Chairman of the Board of Directors, President and Chief Executive Officer of Tucson Electric Power Company ("TEP"), the principal subsidiary of UniSource Energy, since July 1998; Executive Vice President and Chief Operating Officer of TEP from March 1998 to July 1998; Senior Vice President and Chief Operating Officer of TEP from 1996 to 1998; Senior Vice President of Business Development of TEP from 1994 to 1996; Chairman of the Board of Directors, President and Chief Executive Officer of Millennium Energy Holdings, Inc. ("Millennium"), a wholly owned subsidiary of UniSource Energy, since 1997; President and Chief Executive Officer of Mission Energy Company, a subsidiary of SCE Corp. from 1988 to 1993. Age 58.

  LAWRENCE J.  Managing  Director  and Founder, Tucson  Ventures,  LLC,
      ALDRICH  since  February  2000;  President  and  Chief  Executive
       (1)(4) Officer of Tucson Newspapers from January 1992 to February 2000; Director of TEP and Millennium since 2000. Board member since 2000. Age 49.

     LARRY W.  Managing  Director  of  Haddington  Ventures,  LLC,   an
       BICKLE  investment  company,  since  1997;  Chairman  and  Chief
    (2)(3)(4)  Executive  Officer  of TPC Corporation  (formerly  Tejas
               Power Corporation) from 1982 to May 1997; Director,  St.
               Mary  Land & Exploration Company; Director, Western  Hub
               Properties; Director of Millennium since 1998. Board member since 1998. Age 56.

 ELIZABETH T.  President  of  Gourmet Products, Inc.,  an  agricultural
        BILBY  product  marketing  company; Director  of  Marketing  of
       (1)(3) Green Valley Pecans since 1982. Director of TEP since 1995; Director of Millennium since 1998. Board member since 1995. Age 62.

    HAROLD W.  Senior  Executive  Advisor for  AT&T  Wireless  Services
   BURLINGAME  since    July    2001;   Executive    Vice    President,
    (1)(2)(3)  Communications  and  Human Resources  of  AT&T  Wireless
               Services  from  April 2000 to June 2001; Executive  Vice
               President, Merger and Joint Venture Integration of AT&T from March 1999 to March 2000; Executive Vice President of Human Resources of AT&T from 1987 to March 1999;
               Member  of  the AT&T Foundation; Director of  TEP  since
               1998. Board member since 1998. Age 61.

      JOHN L.  Executive Vice President and Chief Financial Officer  of
       CARTER  Burr-Brown Corporation from 1993 to 1996; President  and
       (2)(4) Chief Executive Officer of Qualtronics Manufacturing, Inc. from 1987 to 1996; Director of TEP since 1996; Director of Millennium since 1998. Board member since 1996. Age 67.

  DANIEL W.L.  Partner  in  the  law firm of LeBoeuf,  Lamb,  Greene  &
      FESSLER  MacRae   L.L.P.  since  1997;  Member  of  the   Harvard
       (1)(4)  Electricity  Policy  Group since  1993;  Member  of  the
               American  Law  Institute since 1985; Professor  of  Law,
               University  of  California, Davis  from  1970  to  1995;
               President of the California Public Utilities Commission from 1991 to 1996; Commissioner of the California
               Transportation Commission from 1991 to 1995; Director of TEP since 1998. Board member since 1998. Age 60.

      KENNETH  Retired  CPA; Vice President and Chief Financial Officer
        HANDY  of  The  Permanente Medical Group, Inc.  (the  physician
       (2)(3)  services  component  of  the Kaiser  Permanente  Medical
               Care Program in Northern California) from 1978 to 1998; Partner at Ernst & Ernst (now Ernst & Young) from 1972 to 1978; Director of TEP and Millennium since 2001. Board member since August 2001. Age 63.

    WARREN Y.  Retired  CPA;  Sr.  Vice President of  Southern  Company
        JOBE   from 1998  to  2001;  Executive Vice President and Chief
       (2)(4)  Financial  Officer and member of the Board of  Directors of  Georgia  Power  Company from 1982  to  1998;  former
               President of the Georgia Power Foundation Inc.; Member of the Board of Directors of Wellpoint Health Networks
               Inc.; Director of TEP and Millennium since 2001. Board member since August 2001. Age 61.

    H. WILSON Retired Chairman of the Board, The Sundt Companies SUNDT Inc.; Chairman of the Board and Chief Executive Officer
       (2)(3) of Sundt Corp, a general construction contracting firm, from 1979 to December 1998, having served as President from 1979 to 1983; Director of Magma Copper Company from October 1987 to January 1996; Director of Millennium since 1998. Board member since 1976. Age 69.
___________________
 (1) Member of the Corporate Governance and Nominating Committee.
 (2) Member of the Audit Committee.
 (3) Member of the Compensation Committee.
 (4) Member of the Finance Committee.

               THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THESE NOMINEES.


                                 BOARD INFORMATION

        BOARD  In   2001,  the  Board  held  a  total  of  six  regular
     MEETINGS  meetings. Each director attended at least 75% of his  or her Board and committee meetings.

        BOARD THE AUDIT COMMITTEE selects and recommends to the Board COMMITTEES a firm of independent certified public accountants to audit annually our financial statements; reviews and discusses the scope of such audit; receives and reviews the audit reports and recommendations; transmits its recommendations to the Board; reviews our accounting and internal control procedures with our internal audit department from time to time and makes recommendations to the Board for any changes deemed necessary in such procedures; and performs such other functions delegated by the Board. Our Audit Committee held five meetings in 2001 and was in full compliance with its written charter. See Appendix A attached to this Proxy Statement for a copy of the UniSource Energy Corporation Audit Committee of the Board of Directors Charter.

               THE COMPENSATION COMMITTEE reviews the performance of our directors and officers and makes recommendations to the Board with respect to directors' and officers' compensation. Our Compensation Committee held four meetings in 2001.

               THE FINANCE COMMITTEE reviews and recommends to the Board long-range financial policies and objectives and actions required to achieve those objectives. Specifically, the Finance Committee reviews capital and operating budgets, current and projected financial results of operations, short-term and long-range financing plans, dividend policy, risk management activities and major commercial banking, investment banking, financial consulting and other financial relations of UniSource Energy. Our Finance Committee held four meetings in 2001.

               THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE interviews potential directors, nominates and recommends to the shareholders and directors, as the case may be, qualified persons to serve as directors. The Corporate Governance and Nominating Committee also reviews and recommends membership for all the committees to the Board and reviews applicable rules and regulations relating to the duties and responsibilities of the Board. The Corporate Governance and Nominating Committee held five meetings in 2001. At such times as director vacancies occur, the Corporate Governance and Nominating Committee will consider written recommendations from shareholders for the Board. The deadline for consideration of recommendations for next year's Annual Meeting of Shareholders is November 29, 2002. Recommendations must include detailed biographical material indicating the candidate's qualifications and a written statement from the candidate of willingness and availability to serve. Recommendations should be directed to the Corporate Secretary, UniSource Energy Corporation, One South Church Avenue, Suite 1820, Tucson, Arizona 85701.

                                 BOARD COMPENSATION

 RETAINER AND  In  2001, each non-employee director received a  $24,000
         FEES annual cash retainer, $1,000 for each Board meeting attended, $1,000 for each committee meeting attended and an additional $500 if acting as a committee chairperson. We reimburse directors for any expenses related to their Board service.

OPTION GRANTS  Non-employee directors also receive options to  purchase
               2,000 shares of our common stock when they become directors and another 2,000 for each year they serve as director thereafter. The exercise price of the options is the fair market value of our shares on the grant date. These are grants of UniSource Energy common stock options under the 1994 Outside Director Stock Option Plan, which vest in one-third increments on the grant date anniversary and expire in ten years. This year, with the exception of Mr. Handy and Mr. Jobe, options were granted to each of the directors on January 3, 2001, at an exercise price of $18.84375.

                     DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

                               Cash Compensation             Security Grants
                           -------------------------      ---------------------------
                                                                       Number of
                            Annual                        Number       Securities
                            Retainer        Meeting         of         Underlying
Name (1)                   Fee ($)(2)     Fees ($)(2)     Shares     Options/SARs (3)
--------                   ----------     -----------     ------     ----------------
Lawrence J. Aldrich         24,000        27,000 (4)        --            2,000
Larry W. Bickle             24,000        33,000 (5)        --            2,000
Elizabeth T. Bilby          24,000        27,500            --            2,000
Harold W. Burlingame        24,000        30,000            --            2,000
Jose L. Canchola            24,000        26,000            --            2,000
John L. Carter              24,000        33,000 (5)        --            2,000
Daniel W. L. Fessler        24,000        28,000 (6)        --            2,000
Kenneth Handy               10,000        10,000            --            2,000 (7)
John A. Jeter               10,000        10,500            --            2,000
Warren Y. Jobe              10,000         8,000            --            2,000 (7)
Martha R. Seger             24,000        32,000            --            2,000
H. Wilson Sundt             24,000        29,000            --            2,000
________________

 (1) Mr. Pignatelli is not listed in this table because directors who are officers of UniSource Energy or salaried employees of its subsidiaries do not receive compensation in their capacity as members of the Board. Refer to the Summary Compensation Table for information concerning his compensation.
 (2) Cash compensation includes amounts earned but deferred at the election of directors.
 (3) Grants of UniSource Energy common stock options under the 1994 Outside Director Stock Option Plan.
 (4) Mr. Aldrich received $1,000 in aggregate compensation for attending, as a non-member, one Global Energy Solutions, Inc. ("GES") board meeting and one Global Solar Energy, Inc. ("GSE") board meeting during 2001. UniSource Energy owns 67% of GES. GSE is a wholly owned subsidiary of GES.
 (5) As members of the GES board, Mr. Bickle and Mr. Carter each received $4,000 for attending GES board meetings during 2001.
 (6) As a member of the GSE board, Mr. Fessler received $4,000 for attending GSE board meetings during 2001.
 (7) Mr.  Handy  and Mr. Jobe were granted shares on  August  2,
     2001, the date on which they became directors, at an exercise price of $17.91.


                     EXECUTIVE COMPENSATION AND OTHER INFORMATION

   SUMMARY OF The following table summarizes the compensation and COMPENSATION stock option grants to, and stock options/stock
               appreciation   rights  ("SARs")  held  by,   our   Chief
               Executive  Officer  and  our  five  other  most   highly
               compensated  executive officers  at  December  31,  2001
               ("Named Executives").

                             SUMMARY COMPENSATION TABLE

                                                                   Long Term
                                   Annual Compensation         Compensation Awards
                                   -------------------         -------------------
                                                           Restricted        Securities         All Other
     Name and                                             Stock Awards       Underlying       Compensation
Principal Position         Year    Salary($)   Bonus($)      ($)(1)        Options/SARs (#)      ($)(2)
------------------         ----    ---------   --------   ------------     ----------------   ------------
James S. Pignatelli        2001     559,423     580,000         --            150,000 (3)         7,650
President &                2000     528,462     440,000         --            175,000 (3)         7,650
Chief Executive            1999     450,008     272,800     1,200,005         114,500             7,200
Officer

Dennis R. Nelson           2001     259,712     117,000         --             34,000             7,650
Senior Vice President,     2000     244,423     112,000         --             40,000             7,650
Governmental Affairs       1999     214,769      67,500       225,010          18,200             7,200
(UNS) & Chief Operating
Officer, Energy
Resources (TEP)

Steven J. Glaser           2001     244,231     132,000         --             54,000             7,650
Senior Vice President &    2000     204,519     115,000         --             40,000             7,650
Chief Operating Officer,   1999     180,000      64,800       283,760          11,450             7,200
Transmission &
Distribution (TEP)

Kevin P. Larson            2001     184,519     113,000         --             20,000             7,650
Vice President, Chief      2000     159,808      78,500         --             17,000             7,650
Financial Officer &        1999     149,846      45,000       186,570           9,500             7,200
Treasurer

Michael J. DeConcini       2001     184,519      97,125         --             30,000 (3)         7,650
Senior Vice President,     2000     159,616     100,000         --             40,000 (3)         7,650
Strategic Planning &       1999     139,785      35,000       275,319           8,900             7,200
Investments

Vincent Nitido, Jr.        2001     184,519      97,125         --             35,000 (3)         7,650
Vice President, General    2000     159,616      84,000         --             40,000 (3)         7,650
Counsel & Corporate        1999     139,726      38,500       186,570           8,900             7,200
Secretary
________________

 (1) Award amount represents the fair market value of the restricted stock units on the grant date. The restrictions on the 1999 grants lapse 50% on the third anniversary and 50% on the fourth anniversary of the award date. Recipients are entitled to receive shares of stock after the restrictions have lapsed, but may elect to defer receipt of such stock to a future period. The restricted stock units are not entitled to dividends until vested. As of December 31, 2001, based on the closing market price of UniSource Energy's stock on that date of $18.19, Mr. Pignatelli held 100,524 restricted stock units valued at $1,828,532; Mr. Nelson held 18,849 restricted stock units valued at $342,863; Mr. Glaser held 23,849 restricted stock units valued at $433,813; Mr. Larson held 15,566 restricted stock units valued at $283,146; Mr. DeConcini held 23,079 restricted stock units valued at $419,807; and Mr. Nitido held 15,566 restricted stock units valued at $283,146.

 (2) All Other Compensation is comprised of UniSource Energy's contributions to the 401(k) Plan.
 (3) The following options in the common stock of GES, GSE and Infinite
     Power Solutions, Inc. ("IPS"), pursuant to each company's Stock
     Incentive Plan are included in the aggregate number of options granted:
     a) 50,000 options granted in 2001 and 75,000 options granted in 2000 to Mr. Pignatelli, b) 10,000 options granted in 2001 and 20,000 options granted in 2000 to Mr. DeConcini, and c)10,000 options granted in 2001 and 20,000 options granted in 2000 to Mr. Nitido. Options in UniSource Energy common stock were granted concurrent with and in an amount equal to the aforementioned grant of GES, GSE or IPS option awards. The exercise of options in GES, GSE or IPS reduces the relative number of options available for exercise in the other two companies and UniSource Energy. The Unisource Energy options will become exercisable only in the event GES, GSE or IPS options are not registered under the applicable securities laws and are not listed on a recognized national exchange within five years of the award dates. If the Unisource Energy options become exercisable, all remaining GES, GSE, or IPS options will terminate. GSE and IPS are wholly owned subsidiaries of GES.


 STOCK OPTION  During  2001,  the Compensation Committee of  our  Board
    GRANTS IN  granted  stock  options intended to be  incentive  stock
         2001 options under the Internal Revenue Code of 1986, as amended, to officers. The options have exercise prices equal to the fair market value of the common stock at the date of grant. The options vest ratably over a three-year period. The aggregate number of shares attributable to the 2001 grants are 314,000 (UNS) and 70,000 (GES, GSE, IPS and correlating UNS).

               The following table includes our 2001 grants of stock options and SARs to the Named Executives. The amounts shown as potential realizable values rely on arbitrarily assumed increases in value required by the SEC. In assessing those amounts, please note that the ultimate value of the options, as well as the shares, depends on actual future share prices. Market conditions and the efforts of the directors, the officers and others to foster the future success of UniSource Energy and its subsidiaries can influence those future share values.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               Individual Grants


                        Number of      Percent of                                 Potential Realizable Value
                        Securities   Total Options/                                at Assumed Annual Rates
                        Underlying    SARs Granted     Exercise                   of Stock Price Apppreciation
                       Options/SARs   to Employees      Price      Expiration            for Option Term
    Name                Granted(#)    in Fiscal Year    ($/Sh)        Date          5%($)            10%($)
    ----               ------------   --------------   --------    ----------       -----            ------
James S. Pignatelli      100,000         31.8%           17.91      08/02/11      1,126,350        2,854,393
                          50,000(1)      71.4%(2)        17.91      08/02/11        563,175(3)     1,427,196(3)

Dennis R. Nelson          34,000         10.8%           17.91      08/02/11        382,959          970,494

Steven J. Glaser          54,000         17.2%           17.91      08/02/11        608,229        1,541,372

Kevin P. Larson           20,000          6.4%           17.91      08/02/11        225,270          570,879

Michael J. DeConcini      20,000          6.4%           17.91      08/02/11        225,270          570,879
                          10,000(1)      14.3%(2)        17.91      08/02/11        112,635(3)       285,439(3)

Vincent Nitido, Jr.       25,000         8.0%            17.91      08/02/11        281,588          713,598
                          10,000(1)     14.3%(2)         17.91      08/02/11        112,635(3)       285,439(3)
______________

 (1) Options granted to Mr. Pignatelli, Mr. DeConcini and Mr. Nitido in GES, GSE, IPS and UNS common stock pursuant to each company's Stock Incentive Plan.
 (2) The percentage of GES, GSE, IPS and correlating UNS options granted to employees is based on the total number of GES, GSE, IPS options and
     correlating  UNS  options  granted  exclusively  to  UniSource   Energy
     officers.
 (3) Due to the start-up nature of the operations of GES, GSE and IPS and the fact there is no readily available market price for the common stock of GES, GSE and IPS; and the correlation between the GES, GSE and IPS options and UNS options, these calculations assume a market price equal to the UNS exercise price of $17.91 at the grant date.



  2001 OPTION  The  following table includes the number and  value  of
      AND SAR exercisable and non-exercisable options and SARs held HOLDINGS by the Named Executives as of December 31, 2001.


                           AGGREGATED OPTION/SAR EXERCISES IN
                  LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                     Number of Securities
                                                    Underlying Unexercised       Value of Unexercised
                         Shares                     Options/SARs at Fiscal    In-the-Money Options/SARs
                        Acquired                        Year-End (#)            at Fiscal Year End ($)
                       on Exercise      Value           Exercisable/                Exercisable/
    Name                   (#)        Realized ($)      Unexercisable               Unexercisable
    ----               -----------   ------------   ----------------------    -------------------------
James S. Pignatelli        --            --          214,130/329,832 (1)           854,714/679,809

Dennis R. Nelson           --            --            62,247/66,732               234,510/122,968

Steven J. Glaser           --            --            50,661/84,482               178,533/115,271

Kevin P. Larson            --            --            29,886/34,499                116,123/57,290

Michael J. DeConcini       --            --            20,914/66,299 (1)            86,264/122,928

Vincent Nitido             --            --            22,511/71,299 (1)            89,362/124,328
_________________

 (1) Includes options granted to Mr. Pignatelli, Mr. DeConcini and Mr. Nitido in GES, GSE, IPS and correlating UNS common stock pursuant to each company's Stock Incentive Plan. Due to the correlation between the GES, GSE, and IPS options and UNS options; the start-up nature of the operations of GES, GSE and IPS, and the fact there is no readily available market price for the common stock of GES, GSE and IPS, these calculations assume a market price equal to the UNS exercise price at the grant date.


PENSION PLANS  The   following   table  shows  the   estimated   annual
               retirement  benefit  payable to participants,  including
               the  Named  Executives, for the average annual  earnings
               and   years   of  service  indicated.  Remuneration   is
               comprised  of  the officers' average annual compensation
               during  the  five  consecutive years of employment  with
               the  highest  compensation  within  the  last  15  years
               preceding  retirement.  Compensation  is  comprised   of
               salary  and  bonus, as shown on the Summary Compensation
               Table.


                                     PENSION PLAN TABLE

                                           Years of Service
                      --------------------------------------------------------------

  Remuneration ($)       10         15         20         25         30         35
  ----------------       --         --         --         --         --         --
      125,000          54,850     54,850     54,850     54,850     54,850     54,850
      150,000          65,820     65,820     65,820     65,820     65,820     65,820
      175,000          76,790     76,790     76,790     76,790     76,790     76,790
      200,000          87,760     87,760     87,760     87,760     87,760     87,760
      225,000          98,730     98,730     98,730     98,730     98,730     98,730
      250,000         109,700    109,700    109,700    109,700    109,700    109,700
      300,000         131,640    131,640    131,640    131,640    131,640    131,640
      400,000         175,520    175,520    175,520    175,520    175,520    175,520
      450,000         197,460    197,460    197,460    197,460    197,460    197,460
      500,000         219,400    219,400    219,400    219,400    219,400    219,400
      550,000         241,340    241,340    241,340    241,340    241,340    241,340
      600,000         263,280    263,280    263,280    263,280    263,280    263,280
      650,000         285,220    285,220    285,220    285,220    285,220    285,220
      700,000         307,160    307,160    307,160    307,160    307,160    307,160
      750,000         329,100    329,100    329,100    329,100    329,100    329,100
      800,000         351,040    351,040    351,040    351,040    351,040    351,040
      850,000         372,980    372,980    372,980    372,980    372,980    372,980
      900,000         394,920    394,920    394,920    394,920    394,920    394,920
      950,000         416,860    416,860    416,860    416,860    416,860    416,860
    1,000,000         438,800    438,800    438,800    438,800    438,800    438,800
    1,100,000         482,680    482,680    482,680    482,680    482,680    482,680
    1,200,000         526,560    526,560    526,560    526,560    526,560    526,560
    1,300,000         570,440    527,440    527,440    527,440    527,440    527,440
    1,400,000         614,320    614,320    614,320    614,320    614,320    614,320


               The amount of the pension benefit is equal to a base of 40% of the compensation for 25 years of service, plus 9.7% of such calculated amount. The estimated benefits shown in the Pension Plan Table are straight life annuities not subject to a reduction for any Social Security benefits. The table also reflects amounts payable under the Excess Benefits Plan which will pay from the general funds of UniSource Energy the difference, if any, between the benefits under TEP's pension plan and any benefit payments, which may be limited by federal income tax regulations.

               The credited years of service for UniSource Energy's Named Executives are as follows:

                                                  Credited
                          Name                Years of Service
                          ----                ----------------
                    James S. Pignatelli              7
                    Dennis R. Nelson                24
                    Steven J. Glaser                12
                    Kevin P. Larson                 16
                    Michael J. DeConcini            13
                    Vincent Nitido, Jr.             10

                  OFFICER CHANGE IN CONTROL AGREEMENTS

Change in      TEP  has  Change  in  Control Agreements  ("Agreements")
Control        with  all of its officers. The Agreements are in  effect
Agreements until the latter of: (i) five years after the date were adopted either TEP or the officer gives written notice of to attract termination of the Agreement, or (ii) if a change in and retain control occurs during the term of the Agreement, five
quality        years  after the change in control. For the  purpose  of
management.    the   Agreements,  a  change  in  control  includes  the
               acquisition  of  beneficial  ownership  of  30%  of  the
               common  stock  of UniSource Energy, certain  changes  in
               the  UniSource  Energy Board of Directors,  approval  by
               the  shareholders  of certain mergers or  consolidations
               or  certain transfers of the assets of UniSource Energy.
               The  Agreements  provide  that  each  officer  shall  be
               employed   by   TEP  or  one  of  its  subsidiaries   or
               affiliates in a position comparable to their current position, with compensation and benefits, which are at least equal to their then current compensation and benefits, for an employment period of five years after a change in control (subject to earlier termination due to the officer's acceptance of a position with another company or termination for cause).

               Following  a  change in control, in the event  that  the
               officer's  employment is terminated  by  TEP  (with  the
               exception   of   termination  due   to   the   officer's
               acceptance of another position or for cause), or if the officer terminates employment because of a reduction in position, responsibility, salary or for certain other stated reasons, the officer is entitled to severance benefits in the form of: i) a lump sum payment equal to the present value of three times annual salary and bonus compensation; (ii) the present value of the additional amount the officer would have received under the TEP Retirement Plan if the officer had continued to be employed for the five-year period after a change in control occurs; and (iii) the present value of any
               employee  awards  under  the   1994   Omnibus  Stock and
               Incentive  Plan  or  any   successor  plan,   which  are
               outstanding at the time of the officer's termination (whether vested or not), prorated based on length of service. Such officer is also entitled to continue to
               participate  in TEP's  health,  death  and    disability
               benefit plans for five years after the termination. The Agreements further provide that TEP will make a payment to the officer to offset any excise taxes that may become payable under certain conditions. Any payments made in respect of such excise taxes are not deductible. Assuming a change in control occurred on the Record Date which resulted in the immediate termination of
               the  Chief  Executive  Officer  and   the  other   Named
               Executives, the total payments made by UniSource Energy pursuant to the Agreements would not be expected to exceed $19 million.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

   CONSULTING Mr. Carter, a member of our Board, was employed by SERVICES FOR Millennium, a subsidiary of UniSource Energy, during
   MILLENNIUM  2001.  Mr. Carter advised GSE on production development and monitored GSE production progress on behalf of Millennium. For his services, Mr. Carter received $100,000 plus expenses.

     LEBOEUF,  The  law firm of LeBoeuf, Lamb, Greene & MacRae  L.L.P.
        LAMB, has provided certain legal services for an aggregrate GREENE & amount of less than $25,000 during 2001 to UniSource
MACRAE L.L.P.  Energy.  Mr.  Fessler, a member of  our  Board,  is  an equity owner of that firm. The arrangements with that firm are competitive with those of other law firms serving us.

       TUCSON Millennium has made a $5 million capital commitment to COMMUNITY Tucson Community Ventures L.L.C., a venture capital
     VENTURES  fund.  Mr.  Aldrich, a member of our  Board,  owns  the
      L.L.C. company that manages the fund. As of December 31, 2001, Millennium had funded approximately $1 million under this commitment.

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   MILLENNIUM  Mr.  Stephen Alexander, an immediate family  member  of
       ENERGY Mrs. Bilby, a member of our Compensation Committee, is INVESTMENTS employed by Millennium. As Director of Energy
               Investments,   Mr.  Alexander  assists  in   overseeing
               Millennium's investment portfolio. For his services  in
               2001,   Mr.   Alexander   received   compensation    of
               approximately $100,000 from Millennium.

   HADDINGTON  Millennium  has  been  authorized  by  its   Board   of
       ENERGY Directors to invest $15 million, in aggregate, over a PARTNERS three- to five-year period in Haddington Energy
      II L.P.  Partners   II  L.P.  Mr.  Bickle,  a  member   of   our
               Compensation Committee, is the managing director of Haddington Ventures L.L.C., the general partner of Haddington Energy Partners II L.P. As of December 31,
               2001, Millennium has funded approximately $6 million under this commitment, $4 million of which was funded in 2001.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          THE The Compensation Committee is responsible for COMMITTEE developing and administering executive compensation policies and programs for UniSource Energy and  TEP  and
               making   recommendations  to  the  Board  with   respect
               thereto.  The  Compensation  Committee  determines   the
               compensation  of UniSource Energy's executive  officers,
               including   Mr.   Pignatelli   and   the   other   Named
               Executives,  and  sets  policies  for  and  reviews  the
               compensation   awarded   to   other   key   members   of
               management.   UniSource  Energy  applies  a   consistent
               philosophy to compensation for all executive employees, including the Named Executives.

      OVERALL  UniSource  Energy's executive compensation policies  and
   OBJECTIVES  programs   generally   are  intended   to   relate   the
               compensation  of employees to the success  of  UniSource
               Energy  and  the  corresponding creation of  shareholder
               value  to  attract, retain and motivate  executives  and
               key     employees    with    competitive    compensation
               opportunities.

    EXECUTIVE We review executives' pay each year. Compensation COMPENSATION depends on many factors, including individual
    GENERALLY  performance  responsibilities,  future  challenges   and
               objectives and the executive's potential contribution to our future success. We also look at UniSource
               Energy's financial performance and the compensation levels at comparable companies.

               UniSource Energy's 2001 compensation program consisted of three components:
                   - base salary;
                   - short-term incentive compensation; and
                   - long-term incentive compensation.

  BASE SALARY  The  base  salary component of compensation is  intended to be competitive with that paid by comparable companies in the energy industry. In developing the compensation program, the Compensation Committee retained an external consultant to conduct a competitive analysis of pay for UniSource Energy's officer group. In conducting its analysis for 2001, the consultant used two comparator groups: (i) an energy group consisting of 12 gas and electric utilities, with revenues from $.6 to $3.4 billion, for utility specific jobs, and (ii) a mixed group of 29 public companies in energy and general industry, with revenues from $.6 to $3.4 billion, for jobs not specific to the utility industry. The Compensation Committee believes the companies in the comparator groups are a more appropriate comparison for UniSource Energy than the Edison Electric 100 companies used in the Performance Graph on page 20, because the type of business and annual revenues of the companies included in the survey are more closely related to those of UniSource Energy and the companies in the comparator groups represent primary competitors to UniSource Energy for top-level management personnel. The external data from companies in the comparator groups was used to develop a market compensation for each executive position. "Market compensation" refers to the median salary for executives in the comparator groups. Base salaries for UniSource Energy's executive officers, including Mr. Pignatelli and the other Named Executives, were set at market compensation levels in January 2001, in recognition of the increasingly competitive environment in the electric industry and the need to continue to attract and retain highly qualified executives and the fact that a substantial portion of each executive's total compensation package is "at-risk," based on the achievement of certain corporate goals. See Short-Term Incentive Compensation and Long-Term Incentive Compensation below.

   SHORT-TERM  The Board adopted a Short-Term Incentive Plan to provide
    INCENTIVE compensation for meeting or exceeding specified COMPENSATION objectives designed to contribute to the attainment of
               UniSource  Energy's long-term strategic plan. Under  the
               Short-Term Incentive Plan, target award levels  are  set
               as  a  percentage of each participant's base salary.  In
               2001,   the   target  award  levels  for  our  executive
               officers  ranged from 30% to 65% of base salary.  Awards
               for  Mr. Pignatelli and the remaining executive officers
               are  determined by the Board based on the accomplishment
               of   previously   established   individual   goals   and
               contribution   to  business  results.   Based   on   the
               foregoing  factors,  the  Compensation  Committee   made
               awards to the Named Executives ranging from 53% to 104% of base salary. Incentive compensation awarded to Mr.
               Pignatelli and the other Named Executives is set forth in the preceding Summary Compensation Table.

    LONG-TERM UniSource Energy's long-term incentive compensation is INCENTIVE intended to attract and retain quality employees over
 COMPENSATION  the  long  term  in a manner that directly  aligns  them with shareholder interest.

               At the recommendation of the Compensation Committee, the Board unanimously adopted and, at the 1994 Annual Meeting of Shareholders, the shareholders approved the Tucson Electric Power Company 1994 Omnibus Stock and Incentive Plan. On August 2, 2001, the Compensation Committee issued stock options intended to be incentive stock options to all executive officers of UniSource Energy, including Mr. Pignatelli and the other Named Executives. In calculating the level of awards to the other executive officers, the Compensation Committee considered the above analysis of executive compensation for comparative companies. Based on such analysis, the Compensation Committee awarded Mr. Pignatelli stock options with a total value equal to 114% of his base salary. The total value of stock options issued to the other Named Executives ranged from 46% to 94% of base salary. The number of shares covered by the stock option grant to Mr. Pignatelli was 100,000 (UNS) and
               50,000 (GES, GSE, IPS and correlating UNS). The Compensation Committee did not consider the number of options previously granted or outstanding.

     TAX CODE The Compensation Committee does not presently have a CONCERNS policy regarding qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

   CONCLUSION  We  believe Mr. Pignatelli and his executive  team  have provided outstanding service to UniSource Energy. We will work to assure the executive compensation programs continue to meet our strategic goals as well as the overall objectives discussed above.

                                  Respectfully submitted,

                                  THE COMPENSATION COMMITTEE

                                  H. Wilson Sundt, Chair
                                  Larry W. Bickle
                                  Elizabeth T. Bilby
                                  Harold W. Burlingame
                                  Jose L. Canchola
                                  Kenneth Handy

                             AUDIT COMMITTEE REPORT

THE COMMITTEE  The   Audit   Committee  is  made  up  of  non-employee,
               financially literate, directors who are independent,  as
               defined  in  the  applicable  New  York  Stock  Exchange
               listing   standards.  Several  members  of   the   Audit
               Committee   have   accounting   or   related   financial
               management  expertise. The Board  previously  adopted  a
               written  charter  for the Audit Committee.  On  May  11,
               2001, the Board approved amendments to the charter.  The
               Audit  Committee Charter is included as  Appendix  A  to
               this  Proxy  Statement. The Committee has complied  with
               its   charter,   including  the  requirement   to   meet
               periodically   with   UniSource   Energy's   independent
               auditors,   our  Internal  Audit  Department   and   our
               management to discuss the auditors' findings and other financial and accounting matters.

               In connection with our December 31, 2001 financial statements, the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with PricewaterhouseCoopers, LLP, our independent auditor, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Sec. 380); (iii) received from PricewaterhouseCoopers, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with PricewaterhouseCoopers, LLP its independence.

               The following table details fees paid to PricewaterhouseCoopers, LLP for professional services during the year 2001. The Audit Committee has considered whether the provision of services to us by PricewaterhouseCoopers, LLP, beyond those rendered in connection with their audit and review of our financial statements, is compatible with maintaining their independence as auditors.

                                 Financial Information
                                 Systems Design and            All
                  Audit Fees     Implementation Fees       Other Fees
                  ----------     ---------------------     ----------
                   $464,800              --                 $417,607

               Based on all of its activities during the year, the Audit Committee recommended to the Board that the audited financial statements for 2001 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                   Respectfully submitted,

                                   THE AUDIT  COMMITTEE

                                   John L. Carter, Chair
                                   Larry W. Bickle
                                   Harold W. Burlingame
                                   Kenneth Handy
                                   Warren Y. Jobe
                                   Martha R. Seger
                                   H. Wilson Sundt

                            PERFORMANCE GRAPH
         Comparison of Cumulative Four-Year Total Return Among
             UniSource Energy, Standard & Poor's 500 Index
            and EEI Index of 100 Investor-Owned Utilities (1)

The graph showing on the hard copy represents the comparison of four year cumulative total return between UniSource Energy Corporation, the S&P 500 Index, and EEI Index of 100 investor-owned utilities. The graph's X-axis shows the years 1998 to 2001, and the Y-axis shows dollar values from 50 to 200. The data points are connected by lines with the following markers:
UniSource Energy - triangles; S&P 500 Index - diamonds; EEI Index of 100 investor-owned utilities - squares. The data points are as follows:


                                    1997     1998     1999     2000     2001
                                    ----     ----     ----     ----     ----

UniSource Energy Corporation        $100      $74      $62     $106     $105
S&P 500 Index                       $100     $129     $156     $141     $125
EEI Index of 100 Investor-owned
 Utilities                          $100     $114      $93     $137     $125

 (1) Assumes $100 invested on December 31, 1997 in UniSource Energy common stock, S&P Index and EEI Index. It is assumed that all dividends are reinvested in stock at the frequency paid and the returns of each component peer group issuer are weighted according to the issuer's stock market capitalization at the beginning of the period.

     Data and Calculations                1998       1999      2000      2001
     ---------------------                ----       ----      ----      ----

     S & P 500 Total Return Change       28.58%     21.04%    -9.10%   -11.89%
     EEI Index - 100 Electrics Change    13.89%    -18.60%    47.97%    -8.79%
     UniSource Energy Change            -25.52%    -17.13%    71.80%    -1.30%

                          PROPOSAL TWO:  AMENDED AND RESTATED
                        1994 OUTSIDE DIRECTOR STOCK OPTION PLAN

      GENERAL We maintain the UniSource Energy Corporation 1994 Outside Director Stock Option Plan (the "Director Plan"). On March 1, 2002, our Board approved, subject to shareholder approval, certain amendments to the Director Plan. At the Meeting, shareholders will be asked to approve those amendments. The principal amendments to the Director Plan are as follows:

    PRINCIPAL  - DIRECTOR  STOCK  OPTION   PROVISIONS.  The  Director
   AMENDMENTS    Plan currently provides that each member of our Board
                 who is not employed by us and who is not an emeritus director (a "non-employee director") will receive an annual option grant covering 2,000 shares of our common stock. In addition, each new non-employee director is granted a stock option covering 2,000 shares of our common stock when he or she first takes office.

                 The proposed amendment to the Director Plan generally provides that each new non-employee director will be granted a stock option when he or she first takes office that covers a number of shares of our common stock equal to $5,000 divided by the value of an option as of the date of grant (determined using the Black Scholes option value model). The proposed amendment to the Director Plan also generally provides that each non-employee director in office on the first business day of each year during the term of the Director Plan (commencing in 2003) who has been a director for at least three months will be granted a stock option covering a number of shares of our common stock equal to $10,000 divided by the value of an option as of the date of grant (determined using the Black Scholes option value model). In addition, if the proposed Director Plan amendment is approved by shareholders, each non-employee director then in office will be granted a special one-time stock option grant covering a number of shares of our common stock equal to a) $10,000 divided by the value of an option as of the date of grant (determined using the Black Scholes option value model), less b) 2,000 shares. Our Board will have the authority to adjust these grant amounts from time to time.

               - DIRECTOR  RESTRICTED  STOCK  GRANT  PROVISIONS.  The
                 Director Plan currently does not contemplate restricted stock grants to directors. The proposed amendment to the Director Plan generally provides that each non-employee director in office on the first business day of each year will be granted a number of restricted shares of our common stock equal to $10,000 divided by the then fair market value of a share of our common stock. In addition, if the proposed Director Plan amendment is approved by shareholders, each non-employee director then in office will be granted a special one-time restricted stock grant covering a number of shares of our common stock equal to $10,000 divided by the then fair market value of a share of our common stock. These restricted stock grants are in addition to the option grants described above. Our Board will have the authority to adjust these grant amounts from time to time.

               - SHARE  LIMIT  AND  TERM  OF  THE  DIRECTOR  PLAN.  The
                 Director Plan does not currently contain a limit on the number of shares of our common stock that may be issued in respect of awards granted under the Director Plan. If the amendments to the Director Plan are approved by shareholders, the maximum number of shares of our common stock that may be delivered in respect of awards granted under the Director Plan on and after March 1, 2002 (the date that the proposed amendments were approved by our Board) will be 200,000 shares. Awards that were granted under the Director Plan before that date will not count against the 200,000 share limit. In addition, the Director Plan is currently scheduled to expire in February 2004. The proposed amendments extend the expiration date to March 2012.

               - DIVIDEND  EQUIVALENTS.  If  the  proposed  amendments
                 to the Director Plan are approved by shareholders, our Board may grant dividend equivalents in connection with any option awarded under the Director Plan and use stock authorized for issuance under the Director Plan to settle dividend equivalent benefits. Dividend equivalents are the cash amount equal to the cash dividends or cash distribution that would be payable on
                 the   number  of  shares  subject  to  stock  options
                 outstanding as of a given record date.

               In 2001, the Compensation Committee of our Board engaged The Segal Company ("Segal") to evaluate our outside director compensation program for appropriateness and market competitiveness. Segal determined that, when compared to a group of 21 utility industry companies, the stock-based component of our outside director compensation package was less than the average stock-based component of the other companies' outside director compensation packages. We believe that stock-based awards focus our directors on the objective of creating shareholder value and promoting the success of UniSource Energy, and that incentive compensation plans like the Director Plan are an important attraction, retention and motivation tool for participants in the plan. The proposed Director Plan amendments were approved by our Board based in substantial part on the recommendations of Segal. We believe that the proposed amendments will help further our goal of creating shareholder value and will help enable us to continue to attract, retain and reward qualified non-employee directors.

      SUMMARY  The  following summary is qualified in its  entirety  by
  DESCRIPTION  the  full  text  of the Director Plan,  as  amended  and
       OF THE restated to reflect the proposed amendments, which is DIRECTOR included as Appendix B attached to this Proxy
         PLAN  Statement.

               PURPOSE. The purpose of the Director Plan is to enable us to attract and retain highly qualified non-employee directors by providing to them a significant equity interest in UniSource Energy, to more closely link the interests of those directors with those of our shareholders, and to help provide those directors with reasonable and fair compensation.

               AWARDS. As noted above, the Director Plan will authorize stock option and restricted stock grants to directors if the proposed Director Plan amendments are approved by shareholders. If the proposed Director Plan amendments are approved by shareholders, our Board may also settle dividend equivalent rights through the delivery of stock under the Director Plan.

               ADMINISTRATION. Our Board will administer the Director Plan. Our Board generally has the authority to: a) approve the purchase of any shares purchased on exercise of an option arranged through a broker or other third party; b) accelerate the receipt or vesting of benefits pursuant to an award; and c) make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award.

               SHAREHOLDER APPROVAL FOR CERTAIN REPRICINGS. Our Board from time to time may authorize any adjustment in the exercise price of an option granted under the Director Plan by cancellation and regranting of an option, or by other legally valid means; provided, however, that without shareholder approval, no such action may constitute a repricing of an outstanding option to a price less than the fair market value of the underlying shares on the grant date of the original option.

               ELIGIBILITY. Only non-emeritus members of our Board that are not employed by us or one of our subsidiaries are eligible to receive awards under the Director Plan. There are currently 11 non-employee, non-emeritus members of our Board.

               TRANSFER RESTRICTIONS. Subject to limited exceptions contained in the Director Plan (which generally include transfers back to the company, a participant's designation of a beneficiary, the exercise of a participant's option by his or her legal representative in the event of the participant's disability, transfers pursuant to certain court orders, and "cashless exercises" approved by our Board), awards granted under the Director Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. Our Board may permit the transfer of an option if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and without consideration (other than nominal consideration).

               LIMITS ON AWARDS; AUTHORIZED SHARES. As described above, the maximum number of shares that may be issued in respect of awards granted under the Director Plan after March 1, 2002 will be 200,000 shares if shareholders approve the proposed amendment. Shares that are subject to options granted under the Director Plan on or after that date that expire or otherwise terminate without being exercised, and any restricted shares that are granted under the Director Plan that are forfeited, cancelled, or for any other reason do not vest, as well as any shares reacquired pursuant to the terms of an award, will be available for subsequent awards under the Director Plan. The shares of our common stock to be delivered under the Director Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock, not reserved for any other purpose.

               As is customary in plans of this nature, the number and kind of shares available under the Director Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, share limits, and future award grant levels are subject to adjustment
               in  the event  of  certain   reorganizations,   mergers,
               combinations,     consolidations,     recapitalizations,
               reclassifications, stock splits, stock dividends,  asset
               sales   or   other  similar  events,  and  extraordinary
               dividends or distributions of property to shareholders. The Director Plan will not limit the authority of our Board to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

               STOCK OPTIONS.   An  option is  the  right  to  purchase
               shares of our common stock at a future date at a specified price. The stock option grant levels that are contemplated by the proposed amendments to the Director Plan are described above. The purchase price per share of our common stock covered by each option granted under the Director Plan will be the fair market value of the common stock on the date the option is granted. Options granted under the Director Plan will vest in three annual installments and will generally expire on the tenth anniversary of the date of grant. Full payment for shares purchased on the exercise of an option must be made at the time of such exercise in a manner approved by our Board. The Director Plan permits the recipient of any award to pay the purchase price of shares of common stock pursuant to the option award in cash, by check or by the delivery of shares of our common stock. Additionally, subject to the approval of our Board, the Director Plan permits the recipient of any award to pay the purchase price of shares of common stock pursuant to the option award by third party payment or a cashless exercise.

               RESTRICTED STOCK AWARDS, STOCK BONUSES. A restricted stock award is an award for a fixed number of shares of our common stock subject to vesting and transfer restrictions. The restricted stock award grant levels that are contemplated by the proposed amendments to the Director Plan are described above. Directors will be granted the restricted stock awards for the services that they render to UniSource Energy and the directors will not be required to otherwise pay for the restricted shares subject to their restricted stock awards. Restricted stock awarded under the Director Plan will vest three years after it is granted to the director.

               DIVIDEND EQUIVALENTS. Our Board may grant dividend equivalents in connection with any option awarded under the Director Plan. Dividend equivalents that are awarded may provide for payment in cash or, if shareholders approve the proposed Plan amendments, the delivery of shares of our common stock. Any shares of our common stock delivered to settle dividend equivalents granted under the Director Plan will count against the Director Plan's share limit. Dividend equivalents settled in cash will not count against such limit.

               ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Upon a Change in Control event, each option will become immediately vested and exercisable and each award of restricted stock will immediately vest free of restrictions. Generally speaking, a Change in Control will be triggered under the Director Plan a) upon our dissolution or liquidation, b) upon certain mergers, consolidations, reorganizations, or sales of all or substantially all of our assets, c) should certain persons acquire more than 30% of our voting power, or
               d) in the event certain majority changes in our Board occur over a two-year period.

               TERMINATION OF OR CHANGES TO THE DIRECTOR PLAN. Our Board may amend or terminate the Director Plan at any time and in any manner. Without limiting our Board's authority to adopt other awards, our Board will have the authority to amend the grant levels contemplated by the Director Plan to offer competitive incentives and to tailor benefits to specific needs and circumstances. Shareholder approval for an amendment will generally not be obtained unless required by applicable law or deemed necessary or advisable by our Board. Repricings of options will also require shareholder approval as noted above. Unless earlier terminated by our Board, the Director Plan will terminate on March 1, 2012, if the shareholders approve the proposed amendments. Outstanding awards may be amended, subject however, to the consent of the holder if the amendment materially and adversely affects the holder.

      FEDERAL The federal income tax consequences of the Director INCOME TAX Plan under current federal law, which is subject to
 CONSEQUENCES  change,  are  summarized  in  the  following  discussion
    OF AWARDS  which   deals  with  the  general  federal  income   tax
    UNDER THE  principles   applicable  to  the  Director  Plan.   This
     DIRECTOR  summary  is  not  intended to be exhaustive  and,  among
         PLAN  other  considerations, does not describe  state,  local, or international tax consequences.

               With respect to options granted under the Director Plan, we are generally entitled to deduct, and the optionee recognizes, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. Restricted stock granted under the plan will be taxed to the recipient at the time of vesting based on the fair market value of the shares at vesting (unless the recipient elects to accelerate recognition as of the date of grant) and we will generally have a corresponding deduction at that time.

     SPECIFIC  Assuming  that the nominees identified in  Proposal  One
     BENEFITS are elected or re-elected, as the case may be, to our Board at our 2002 Meeting, and assuming that shareholders approve the proposed Director Plan amendments, the following options and restricted stock awards will be granted as of the date of the 2002
               Meeting:


                                  NEW PLAN BENEFITS
          AMENDED AND RESTATED 1994 OUTSIDE DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------
                                         NUMBER OF                       NUMBER OF
                           DOLLAR     SHARES SUBJECT       DOLLAR        RESTRICTED
NAME OF DIRECTOR          VALUE ($)   TO THE OPTION (1)   VALUE ($)   SHARES GRANTED (1)
Lawrence J. Aldrich        129.33           26             10,000           571

Larry W. Bickle            129.33           26             10,000           571

Elizabeth T. Bilby         129.33           26             10,000           571

Harold W. Burlingame       129.33           26             10,000           571

John L. Carter             129.33           26             10,000           571

Daniel W. L. Fessler       129.33           26             10,000           571

Kenneth Handy              129.33           26             10,000           571

Warren Y. Jobe             129.33           26             10,000           571

H. Wilson Sundt            129.33           26             10,000           571
___________________

 (1) The respective numbers of shares reflected in the above table have been calculated based on the fair market value of our common stock on February 21, 2002 and, for purposes of the stock option grant level, based on the approximate Black Scholes value of an option granted on that date. The option grant shown above represents a one-time grant equal to the positive difference between a) $10,000 divided by the Black Scholes value, less b) 2,000 options granted on January 3, 2002 under the plan in effect prior to the Board's approval of this amendment and restatement. The actual grant levels in connection with the 2002 Meeting may vary based on changes in the value of our common stock and changes in the Black Scholes option value calculation before that date.


               The options granted will have a per share exercise price that is equal to the fair market value of a share of our common stock on the date of our 2002 Meeting. The awards will otherwise be granted consistent with the terms and conditions summarized in this proposal. If the proposed Director Plan amendments are approved by shareholders, it is also expected that dividend equivalent rights will be granted with respect to the shares that are subject to the options granted in connection with the 2002 Meeting.

               The future number and amount of other awards to be received by, or allocated to, non-employee directors under the Director Plan, as amended by this proposal, cannot be determined at this time.

               On March 13, 2002, the most recent practicable date for which quotations were available prior to the printing of this document, the closing price per share of our common stock was $19.30, as reported on the New York Stock Exchange Composite Transaction Tape.


         RECOMMENDATION OF OUR BOARD OF DIRECTORS "FOR" THIS PROPOSAL;
                               VOTE REQUIRED

            OUR BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT
              SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENTS TO THE
                   1994 OUTSIDE DIRECTOR STOCK OPTION PLAN.



                    SUBMISSION OF SHAREHOLDER PROPOSALS

      GENERAL Rule 14a-4 of the SEC's proxy rules allows us to use discretionary voting authority to vote on a matter coming before an annual meeting of the shareholders, which was not included in our Proxy Statement (if we do not have notice of the matter at least 45 days before the date on which we first mailed our proxy materials for the prior year's Annual Meeting of the shareholders). In addition, we may also use discretionary voting authority if we receive timely notice of such matter (as described in the preceding sentence) and if, in the Proxy Statement, we describe the nature of such matter and how we intend to exercise our discretion to vote on it. Accordingly, for our 2003 Annual Meeting of Shareholders, any such notice must be submitted to the Corporate Secretary of UniSource Energy on or before February 12, 2003.

We must        This  requirement is separate and apart from  the  SEC's
receive        requirements that a shareholder must meet  in  order  to
your           have  a  shareholder  proposal  included  in  our  Proxy
shareholder    Statement.   Shareholder  proposals   intended   to   be
proposals      presented  at  our 2003 Annual Meeting  of  Shareholders
by November    must be received by us no later than  November  29, 2002
29, 2002.      in order to be eligible for inclusion our Proxy Statement
               and the form of proxy relating to  that  meeting. Direct
               any proposals, as  well  as   related  questions, to the
               undersigned.

                                  OTHER BUSINESS

               The Board knows of no other matters for consideration at the Meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

               Copies of our 2001 Annual Report on Form 10-K may be obtained by shareholders, without charge, upon written request to Library and Resource Center, UniSource Energy Corporation, 3950 East Irvington Road, Mail Stop RC114, P.O. Box 711, Tucson, Arizona 85702. You may also obtain our SEC filings through the Internet at www.sec.gov.



                                   By order of the Board of Directors.

                                   /s/  Vincent Nitido, Jr.
                                   -----------------------------------
                                   Vincent Nitido, Jr.
                                   Corporate Secretary



                       PLEASE VOTE - YOUR VOTE IS IMPORTANT

                                                         APPENDIX A
                                                            Amended
                                                       May 11, 2001

                   UNISOURCE ENERGY CORPORATION
                  ------------------------------

             AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
             -----------------------------------------

                              CHARTER
                              -------


1.   COMPOSITION
     -----------

     The Audit Committee of the Board of Directors (the "Committee") consists of not less than five non-employee Directors appointed annually by the Board. Directors eligible to serve on the Committee shall be determined in accordance with the NYSE Listed Company Manual, Corporate Governance Standards for Audit Committees. The Board shall designate one of the Committee members as Chairman of the Committee. Each member of the Committee shall be financially literate, and one member shall have accounting or financial management expertise.

2.   MEETINGS
     --------

     The Committee will hold at least four regular meetings each year, and such additional meetings as it may deem necessary. Additional meetings will be called by the Chairman of the Committee. The agendas for the regular meetings shall include all items necessary to complete the duties of the Committee as set forth herein. In addition to the Committee members and the Secretary, the Chairman of the Board, Chief Executive Officer and President and other members of management, internal audit and representatives of the independent auditors may attend as appropriate.

3.   RULES OF PROCEDURE
     ------------------

     The Committee will determine its own rules of procedure with respect to how its meetings are to be called, as well as the place and time.

4.   COMPENSATION
     ------------

     Each member will be paid such fees as may be established from time to time by the Board for service on the Committee, and will be reimbursed for travel expenses incurred by attendance at meetings.

5.   COMMITTEE SECRETARY
     -------------------

     The Secretary of the Committee will be the Assistant Corporate Secretary of the Company (or such other representative of management as the Committee may designate) and not be a member of the Committee. The Secretary will attend all meetings and maintain minutes, advise members of all meetings called, arrange with the Chairman or other convening authority for preparation and distribution of the agenda for each meeting, and carry out other functions as may be assigned from time to time by the Committee. At such meetings where attendance by a Company representative is not appropriate, the Chairman shall act as secretary of the meeting or appoint another member of the Committee to act as secretary of such meetings.

6.   QUORUM
     ------

     A majority of the total membership of the Committee will constitute a quorum.

7.   RESPONSIBILITIES
     ----------------

     The Committee is to assist the Board in discharging its duties and responsibilities regarding financial accounting, reporting and internal controls. To ensure independence and assure adequate consideration of audit recommendations the Corporate General Auditor reports directly to the Chairman of the Committee.

8.   SPECIFIC DUTIES OF THE COMMITTEE
     --------------------------------

     a) Select and evaluate a firm for recommendation to the Board for the Board to engage as the Company's independent auditor and, where appropriate, to replace such firm.

     b) Review   the   independent   auditor's  compensation,  the
        proposed terms of its engagement, and its independence.

     c) Ensure  that  the   auditors   understand  that  they  are
        ultimately accountable to the Board of Directors and the Committee, as representatives of the stockholders.

     d) Annually receive a written statement from the auditors delineating all relationships between the auditor and the Company.

     e) Review  the  appointment,  replacement,   reassignment  or
        dismissal of the Company's General Auditor.

     f) Review and  approve the internal audit department charter.

     g) Serve as a channel of communication between the independent auditor and the Board and between the Company's General Auditor and the Board to maintain the best allocation of available resources.

     h) Review the results of each independent audit, including any qualifications in the independent auditor's opinion, any related management letter, management's response to
        recommendations  made  by  the   independent   auditor  in
        connection with the audit, reports submitted to the Committee by the internal and independent auditors that are material to the Company as a whole, and management's response to those reports.

     i) Review the Company's annual financial statements and any significant disputes between management and the independent auditor that arose in connection with the preparation of those financial statements. (The Committee does not review interim financial reports before they are published, because our independent auditors review such reports and issue written reports on their reviews, and because of the
        tight  preparation  and  distribution   schedule  of  such
        reports.)

     j) Discuss with the independent auditor the quality (not just
        the  acceptability)   of  the  Company's  application   of
        Generally Accepted Accounting Principles (GAAP), including a discussion of such issues as the clarity of the financial
        disclosures   and   the   degree   of   aggressiveness  or
        conservatism of the Company's application of GAAP.

     k) Review management and General Auditor reports on the adequacy of the Company's internal controls established by management to provide, among other things, reasonable assurance that the Company's publicly reported financial statements are presented fairly in conformity with GAAP.

     l) Consider major changes and other major questions of choice proposed by management regarding the appropriate auditing practices to be followed by the Company's internal audit staff and accounting principles and practices to be followed when preparing the Company's financial statements.

     m) Review the procedures employed by the Company in preparing published financial statements and related management commentaries.

     n) Meet periodically with management to review the Company's major financial risk exposure, and the measures taken to reduce such risk.

     o) Annually review the Company policy on a Corporate Code of Conduct and compliance therewith.

     p) Annually review this Audit Committee Charter and make any necessary changes.

     q) Annually   review  travel  and  entertainment  expenses of
        officers and directors. Include in this review a discussion of perquisites.

     r) Annually   perform   an   evaluation of the Committee, its
        members, functions and performance.

9.   EXECUTIVE SESSION
     -----------------

     At all meetings of the Committee, sufficient opportunity shall be made available for the internal and independent auditors to meet with the Committee members in executive session without management present.

10.  RESPONSIBILITIES OF THE CHAIRMAN
     --------------------------------

     The Chairman of the Committee will present the Committee's recommendations to the Board for its approval and periodically provide the Board, for its information, with a summary of the Committee's determinations and approvals.

11.  RESPONSIBILITIES OF THE CHIEF EXECUTIVE OFFICER
     -----------------------------------------------

     The Chief Executive Officer of the Company will advise and make recommendations to the Committee and, in the normal course, attend all meetings of the Committee.

12.  OTHER AUTHORITY
     ---------------

     The Committee may call upon any person including employees of the Company or its subsidiaries, knowledgeable in matters discussed by the Committee, for information and counsel, provided, however, the Committee shall not retain independent counsel or advisors without the consent of the Board.

                                                         APPENDIX B


                  UNISOURCE ENERGY CORPORATION
  Amended and Restated 1994 Outside Director Stock Option Plan

                        TABLE OF CONTENTS
                        -----------------

                                                                Page
Section 1 - Establishment, Purpose and Effective Date of Plan.....1

  1.1       Establishment.........................................1

  1.2       Purpose...............................................1

  1.3       Effective Date........................................1

  1.4       Stock Subject to Plan.................................1

  1.5       Reissue of Awards and Shares..........................1

  1.6       Fractional Shares.....................................1

Section 2 - Definitions...........................................2

  2.1       Definitions...........................................2

Section 3 - Eligibility...........................................3

  3.1       Eligibility...........................................3

Section 4 - Administration........................................3

  4.1       Administration........................................3

  4.2       Decisions in Good Faith; Reliance on Experts;
              Delegation..........................................4

Section 5 - Duration of Plan......................................4

  5.1       Duration of Plan......................................4

Section 6 - Stock Options.........................................4

  6.1       One-Time Grant........................................4

  6.2       New Director Grants...................................4

  6.3       Annual Awards.........................................5

  6.4       Black Scholes Value...................................5

  6.5       Exercise Price........................................5

  6.6       Vesting...............................................5

  6.7       Expiration............................................5

  6.8       Payment; Exercise.....................................5

  6.9       Agreement.............................................6

  6.10      Non-Transferability of Options........................6

  6.11      Beneficiary Designation...............................6

  6.12      Dividend Equivalents..................................7

Section 7 - Restricted Stock Grants...............................7

  7.1       Initial Grant.........................................7

  7.2       Annual Awards.........................................7

  7.3       Restricted Stock Awards...............................7

  7.4       Vesting...............................................7

  7.5       Transfer Restrictions.................................7

  7.6       Voting; Dividends.....................................7

Section 8 - Termination of Service................................8

  8.1       Stock Options.........................................8

  8.2       Restricted Stock Awards...............................8

  8.3       Continuance of Service................................8

Section 9 - Adjustment in Capitalization..........................9

  9.1       Adjustment in Capitalization..........................9

Section 10 -Change in Control.....................................9

  10.1      In General............................................9

  10.2      Possible Early Termination of Options................10

  10.3      Definition...........................................10

Section 11 -Amendment, Modification, and Termination of Plan.....11

  11.1      Amendment, Modification, and Termination of Plan.....11

Section 12 -Requirements of Law; Miscellaneous...................11

  12.1      Requirements of Law..................................11

  12.2      Plan Not Funded......................................11

  12.3      Governing Law........................................11

  12.4      No Stockholder Rights................................12

  12.5      Construction.........................................12

  12.6      Non-Exclusivity of Plan..............................12

  12.7      Captions.............................................12

  12.8      No Corporate Action Restriction......................12

                      UNISOURCE ENERGY CORPORATION
      Amended and Restated 1994 Outside Director Stock Option Plan

                              Section 1
            Establishment, Purpose and Effective Date of Plan

     1.1 ESTABLISHMENT. The Company maintains the UniSource Energy Corporation 1994 Outside Director Stock Option Plan. The Company hereby amends and restates such plan in its entirety as the UniSource Energy Corporation Amended and Restated 1994 Outside Director Stock Option Plan to provide certain stock-based incentives to non-employee members of the Board.

     1.2 PURPOSE. The purpose of this Plan is to enable the Company to attract and retain highly qualified non-employee members of the Board by providing to them a significant equity interest in the Company, to more closely link the interests of those directors with those of the Company's stockholders, and to help provide those directors with reasonable and fair compensation.

     1.3 EFFECTIVE DATE. The Plan was originally approved by the Board of Directors of Tucson Electric Power Company effective on February 3, 1994 and was approved by the stockholders of Tucson Electric Power Company on May 20, 1994. Sponsorship of the Plan was assumed by the Company as of January 1, 1998. This amendment and restatement of the Plan is effective immediately upon its approval by the Board (the date of such Board approval is referred to as the "Board Approval Date"), subject to the approval of the Company's stockholders no later than twelve months after the Board Approval Date (the date of such stockholder approval is referred to as the "Stockholder Approval Date"). Awards granted under this Plan prior to the Board
Approval Date shall be governed by the provisions of the applicable prior version of this Plan. Awards granted under this Plan on or after the Board Approval Date shall be subject to the terms and conditions set forth herein and any applicable amendment hereof.

     1.4   STOCK SUBJECT TO PLAN.   Subject to the  provisions of
Section 9, the capital stock that may be delivered under this Plan will be shares of the Company's Common Stock. Subject to adjustment  as  provided in or pursuant  to  this  Section  1  or
Section 9, the maximum number of shares of Common Stock that may be delivered pursuant to all awards granted under this Plan on or after the Board Approval Date shall be 200,000 shares. Shares subject to awards granted under this Plan prior to the Board Approval Date shall not count against such limit. The shares of Common Stock to be delivered under this Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares, not reserved for any other purpose.

     1.5 REISSUE OF AWARDS AND SHARES. Shares of Common Stock that are subject to Options granted under this Plan on or after the Board Approval Date that expire or otherwise terminate without being exercised, and any restricted shares of Common Stock that are granted as Restricted Stock Awards under this Plan that are forfeited, cancelled, or for any other reason do not vest, as well as any shares reacquired pursuant to the terms of an award, shall be available for subsequent awards under this Plan. Any shares of Common Stock issued or delivered to settle dividend equivalents granted pursuant to Section 6.12 shall count against the share limit of Section 1.4. Dividend equivalents settled in cash shall not count against such limit.

     1.6 FRACTIONAL SHARES. Fractional share interests shall be disregarded, but may be accumulated. The Board, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

                              Section 2
                             Definitions

     2.1   DEFINITIONS.   Whenever used herein, capitalized terms
shall have the respective meaning set forth below or elsewhere in this Plan:

           (a)  "Award" means an Option  and/or Restricted  Stock
                Award, as the context may require, granted under this Plan.

           (b) "Black Scholes Value" has the meaning given to such term in Section 6.4.

           (c) "Board" means the Board of Directors of the Company.

           (d)  "Board  Approval  Date"   shall  have the meaning
                given to such term in Section 1.3.

           (e) "Cause" means that the Participant has ceased to be a member of the Board due to either: (1) a removal by the Company's stockholders for cause pursuant to Arizona Revised Statutes Section 10-808 (or a successor provision thereto), or
                (2)a removal pursuant to Arizona Revised Statutes
                Section 10-809(or a successor provision thereto).

           (f) "Common Stock" means the Common Stock, no par value, of the Company and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made pursuant to Section 9.

           (g)  "Company"  or "UniSource"  means UniSource Energy
                Corporation, an Arizona corporation, and any successor corporation.

           (h) "Eligible Director" means a member of the Board who is not either (1) an employee of the Company or a Subsidiary, or (2) an emeritus member of the Board.

           (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (j) "Excluded Person" means (1) any person described in and satisfying the conditions of Rule 13d-1
                (b)(1) under the Exchange Act, (2) the Company and any Subsidiary, and (3) an employee benefit plan
                (or  related  trust)   sponsored  or   maintained
                by the Company,  a Subsidiary,  or any  Successor
                Entity.

           (k) "Fair Market Value" means the average of the highest and lowest sales prices of a share of Common Stock as reported on the consolidated tape for securities listed on the New York Stock Exchange on a particular date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined by utilization of the above formula as of the immediately preceding date on which there were Common Stock transactions.

           (l) "Option" means an option to acquire a number of shares of Common Stock granted under this Plan.

           (m) "Participant" means an Eligible Director or former Eligible Director, as the case may be, who has been granted and holds an Award granted under this Plan (or a permitted transferee of such a director, as the context may require).

           (n) "Plan" means the UniSource Energy Corporation Amended and Restated 1994 Outside Director Stock Option Plan (formerly the 1994 Outside Director Stock Option Plan), as set forth herein and as it may be amended from time to time.

           (o) "Restricted Stock Award" means an award of shares of Common Stock under this Plan, which shares are subject to vesting as set forth in Section 7 and other restrictions as set forth herein.

           (p) "Retirement" means a Board member's termination as a director upon or after attaining age 62
                (other than an involuntary termination for Cause).

           (q) "Stockholder Approval Date" shall have the meaning given to such term in Section 1.3.

           (r) "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

           (s) "Total Disability" means a Board member's termination as a director (other than an involuntary termination for Cause) due to his or her "permanent and total disability" within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                            Section 3
                           Eligibility

     3.1 ELIGIBILITY. All Eligible Directors are eligible to participate in this Plan.

                            Section 4
                         Administration

     4.1 ADMINISTRATION. This Plan shall be administered by the Board. Subject to the express provisions of this Plan and notwithstanding the intent that Award grants under this Plan be self-effectuating to the maximum extent possible, the Board is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan, including, without limitation, the authority to:

           (a) adopt, amend  and  rescind rules, regulations  and
               procedures  relating   to   this  Plan   and   its
               administration or the Awards granted under this Plan;

           (b) determine  whether,  and  the  extent   to   which,
               adjustments are required pursuant to Section 9 hereof; and

           (c) interpret and construe this Plan and the terms and conditions of any Award granted hereunder.

Subject to the express provisions of this Plan and without limiting other authority of the Board under this Plan, the Board also may:

           (a) accelerate the receipt and/or vesting of benefits pursuant an Award granted under this Plan upon or in connection with (whether before, at the time of or after) the occurrence of a specified event or events, including, without limitation, any termination of service; and

           (b) adjust the exercisability, term (subject to a maximum 10-year term of Awards granted under this
               Plan) or vesting schedule of any or all outstanding Awards, adjust the assumptions used in determining the Black Scholes Value under Section 6.4 or provide for a different valuation formula for such purposes, adjust the number of Common Shares subject to any Award, adjust the price of any or all outstanding Awards (subject to the repricing limitation set forth below) or otherwise change previously imposed terms and conditions, in the circumstances referenced in clause (a) above or in other circumstances or upon the occurrence of other events as deemed appropriate by the Board, by amendment of an outstanding Award, by substitution of an outstanding Award, by waiver or by other legally valid means (which may result, among other changes, in a greater or lesser number of shares subject to the Award, a shorter or longer vesting or exercise period, or, except as provided below, an exercise or purchase price that is higher or lower than the original or prior Award), in each case subject to Sections 1 and 11; and

           (c) authorize   the    conversion,    succession    or
               substitution of one or more outstanding Awards upon the occurrence of an event of the type described in Section 9 or in other circumstances or upon the occurrence of other events as deemed appropriate by the Board.

Notwithstanding the foregoing or anything in Section 11 to the contrary, any Board action (either by amending an Option, by canceling and regranting an Option or otherwise) to reduce the per share exercise price of an Option (except for adjustments to reflect stock splits and similar recapitalization events as contemplated by Section 9) granted under this Plan shall be subject to stockholder approval if such an action would constitute a repricing of the Option to a price that is less than the Fair Market Value of the underlying shares on the grant date of the original Option.

     4.2 DECISIONS IN GOOD FAITH; RELIANCE ON EXPERTS; DELEGATION. In making any determination or in taking or not taking any action under this Plan, the Board may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted under this Plan in good faith. Any action taken by, or inaction of, the Board relating to or pursuant to this Plan shall be within the absolute discretion of that body and shall be conclusive and binding on all persons. The Board may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

                            Section 5
                        Duration of Plan

     5.1 DURATION OF PLAN. No new Award shall be granted under this Plan after the tenth anniversary of the Board Approval Date.
After that date, this Plan shall, however, continue in effect as to then outstanding Awards.

                            Section 6
                          Stock Options

     6.1 ONE-TIME GRANT. Each Eligible Director in office on the Stockholder Approval Date shall be granted an Option as of that date to purchase a number of shares of Common Stock equal to the positive difference (if any) between: (1) $10,000 divided by the Black Scholes Value as of the Stockholder Approval Date, less (2) 2,000.

     6.2 NEW DIRECTOR GRANTS. Each individual who first becomes an Eligible Director after the Stockholder Approval Date shall be granted an Option as of that date to purchase a number of shares of Common Stock equal to $5,000 divided by the Black Scholes Value as of the date the individual first becomes an Eligible Director.

     6.3 ANNUAL AWARDS. On the first business day of each calendar year during the term of this Plan after the Stockholder Approval Date, each person who is an Eligible Director on that date and who has served as a member of the Board for at least three months as of that date shall be granted an Option as of that date to purchase a number of shares of Common Stock equal to $10,000 divided by the Black Scholes Value as of that date.

     6.4 BLACK SCHOLES VALUE. As noted above, the number of shares to be granted subject to any particular Option is determined with reference to the Black Scholes Value as of the particular date of grant of the Option. For this purpose, "Black Scholes Value" means the value of an option to purchase one share of Common Stock calculated as of the applicable date of grant under the Black Scholes option value model. Unless otherwise provided by the Board prior to the applicable date of grant, the Black Scholes option valuation for Options to be granted on a particular date shall be based on the following assumptions:

           - the then current price of a share of Common Stock is equal to the Fair Market Value of a share of Common
             Stock  as  of  the  date  of  grant  of the  Option;
           - the per share  exercise price of the Option is equal
             to the Fair  Market Value of a share of Common Stock
             as of the date of grant of the Option;
           - the  time until expiration of the Option is 5 years;
           - the risk-free interest rate is the asked yield rate, as of the day preceding the date of grant of the Option and as reported in the Wall Street Journal, for the U.S. Treasury Note or Bond having a maturity date that is closest to the date that is five years after the date of grant of the Option;
           - the volatility of the price of the Common Stock is calculated based on the closing price of a share of Common Stock on the last trading day of each month for each of the 60 months preceding the month in which the date of grant of the Option occurs; and
           - the dividend yield  on the  Common  Stock equals the
             rate  determined by dividing the most recent  annual
             dividend declared on the Common Stock as of the date of grant of the Option by the Fair Market Value of a share of Common Stock as of the date of grant of the Option.

     6.5   EXERCISE PRICE.   Each Option granted hereunder  shall
have a per share exercise price equal to the Fair Market Value of a share of Common Stock as of the day such Option is granted.

     6.6 VESTING. Each Option granted hereunder shall be exercisable only to the extent that it is vested. Each Option granted hereunder shall vest as to 1/3 of the total number of shares of Common Stock subject thereto (rounded up to the nearest whole share) on each of the first and second anniversaries of the date of grant of the Option and the balance of the remaining portion of the Option shall vest on the third anniversary of the date of grant of the Option; provided, in each case, that the Eligible Director who received the Option has remained a member of the Board through the respective vesting date.

     6.7 EXPIRATION. Except as otherwise provided in Sections 8 and 10, Options granted hereunder shall expire at the close of business on the day before the tenth anniversary of the date of grant of the Option.

     6.8 PAYMENT; EXERCISE. The purchase price of any shares purchased on exercise of an Option granted under this Plan shall be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by check payable to the order of the Company; (c) by notice and third party payment in such manner as may be authorized by the Board; (d) subject to compliance with all applicable law, by the delivery of shares of Common Stock already owned by the Participant, provided that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant
at  least   six   months   as   of   the  date  of delivery;
or (e) subject to the approval of the Board, pursuant to "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise of the Option. The proceeds from payment of Option exercise prices shall be added to the general funds of the Company and shall be used for general corporate purposes. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

     6.9 AGREEMENT. Options awarded under this Plan will be evidenced by an agreement in writing, signed by a duly authorized officer of the Company and, if required by the Board, by the Option recipient. Each Option granted under this Plan shall be a nonqualified stock option and shall not be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     6.10  NON-TRANSFERABILITY OF OPTIONS.   Each  Award  granted
under this Plan is non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. Each Award shall be exercised
only  by  the Eligible Director who received the grant.   Amounts
payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Eligible Director who received the grant.

The Board may permit Options to be exercised by and paid to certain persons or entities related to the Eligible Director pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Board may establish. Any permitted transfer shall be subject to the condition that the Board receive evidence satisfactory to it that the transfer (a) is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee), and (b) will not compromise the Company's ability to register shares issuable under this Plan on SEC Form S-8 under the Securities Act of 1933, as amended, or to rely on such registration in connection with an Option exercise.

The exercise and transfer restrictions in the first paragraph of this Section 6.10 will not, however, apply to:

           (a) transfers to the Company;

           (b) the designation of a beneficiary to receive benefits in the event of the Eligible Director's death or, if the Eligible Director has died, transfers to or exercises by the Eligible
               Director's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

           (c) transfers to a family member (or former family member) pursuant to a domestic relations order if received by the Board prior to the exercise of the Option or other payment of the Award;

           (d) if the Eligible Director has suffered a disability, permitted transfers or exercises on behalf of the
               Eligible   Director   by   his   or    her   legal
               representative; or

           (e) the  authorization  by  the  Board   of  "cashless
               exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Board.

     6.11 BENEFICIARY DESIGNATION. Any beneficiary designation made by an Eligible Director will revoke all prior designations by the same director, shall be in a form prescribed by the Board, and will be effective only when filed by the director in writing with the Company during his or her lifetime.

     6.12 DIVIDEND EQUIVALENTS. The Board may, in its sole discretion, grant dividend equivalents in connection with any Option awarded under this Plan. Any dividend equivalents granted by the Board shall be either expressly provided for in the related written stock option agreement or evidenced by a separate written award agreement executed by an authorized officer of the Company. The Board may provide that dividend equivalents will be settled in cash or the delivery of shares of Common Stock.

                            Section 7
                     Restricted Stock Grants

     7.1 INITIAL GRANT. Each Eligible Director in office on the Stockholder Approval Date shall be granted a Restricted Stock Award for a number of restricted shares of Common Stock equal to $10,000 divided by the Fair Market Value of a share of Common Stock as of the Stockholder Approval Date.

     7.2 ANNUAL AWARDS. On the first business day of each calendar year during the term of this Plan after the Stockholder Approval Date, each person who is an Eligible Director on that date shall be granted a Restricted Stock Award for a number of restricted shares of Common Stock equal to $10,000 divided by the Fair Market Value of a share of Common Stock as of that date.

     7.3 RESTRICTED STOCK AWARDS. Stock certificates evidencing shares of restricted stock subject to a Restricted Stock Award pending the lapse of the restrictions shall bear a legend making appropriate reference to the restrictions imposed hereunder and, if so provided by the Board, shall be held by the Company or by a third party designated by the Board until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions hereof. Restricted Stock Awards granted under this Plan will be evidenced by an agreement in writing, signed by a duly authorized officer of the Company and, if required by the Board, by the Restricted Stock Award recipient.

     7.4   VESTING. Each Restricted Stock Award granted under this
Section 7 shall become vested as to 100% of the total number of shares of Common Stock subject thereto on the third anniversary of the date of grant of the award; provided that the Eligible Director who received the award has remained a member of the Board through such vesting date. Promptly after the vesting date and satisfaction of all applicable restrictions, a certificate or certificates evidencing the number of the shares of Common Stock as to which the restrictions have lapsed shall be delivered to the Participant holding the award (to the extent such certificate had not previously been so delivered). Certificates evidencing vested shares and any other amounts deliverable in respect thereof shall be delivered and paid only to the Participant holding the award or his or her personal representative, as the case may be.

     7.5 TRANSFER RESTRICTIONS. Prior to the time that they have become vested, neither the restricted shares comprising any Restricted Stock Award, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 7.6), may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or
involuntarily.   The  transfer  restrictions  in  the   preceding
sentence shall not apply to (a) transfers to the Company, and (b) the designation of a beneficiary to receive benefits in the event of the director's death or, if the director has died, transfers to the director's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution.

     7.6 VOTING; DIVIDENDS. After the applicable date of grant of a Restricted Stock Award, the Participant holding the Restricted Stock Award shall have voting rights and dividend rights with respect to the shares of Common Stock subject to the award. Any securities or other property receivable in respect of the shares subject to the award as a result of any dividend or other distribution (other than cash dividends), conversion or exchange of or with respect to the shares ("Restricted Property") will be subject to the restrictions set forth in this Agreement to the same extent as the shares to which such securities or other property relate and shall be held and accumulated for the benefit of the Participant, but subject to such risks. The Participant's voting and dividend rights shall terminate immediately as to any shares that are forfeited back to the Company in accordance with Section 8.2.

                            Section 8
                     Termination of Service

     8.1 STOCK OPTIONS. If a director ceases to be a member of the Board for any reason, then the director's (and his or her permitted transferee's, as the case may be) rights under any then outstanding Option shall be as follows:

           (a) if the director ceases to be a Board member due to the director's death or Total Disability: (1) the Option shall continue to vest for the 12-month period following the date the director ceased to be a member of the Board (the director's "Termination Date"); and (2) the Option, to the extent then vested, may be exercised at any time within the 12-month period following the director's Termination Date;

           (b) if the director ceases to be a Board member due to the director's Retirement, or due to the director's death or Total Disability upon or after attaining age 62: (1) the Option shall vest on its scheduled
               vesting  dates  irrespective  of  the   director's
               Retirement, death or Total Disability, as the case may be; and (2) the Option, to the extent then vested, may be exercised at any time within the term of the Option;

           (c) if the director ceases to be a Board member for any reason other than due to the director's death,
               Total  Disability,  Retirement,   or   involuntary
               termination  for  Cause:  (1) the   Option   shall
               continue to vest for the 3-month period following the director's Termination Date; and (2) the Option, to the extent then vested, may be exercised at any time within the 3-month period following the director's Termination Date;

           (d) if the director's service as a member of the Board
               is terminated for Cause, the Option shall terminate
               (whether  or   not  vested)  on   the   director's
               Termination Date.

In any case where a director's Option continues to be exercisable following the director's Termination Date, the Option, to the extent exercisable following the director's Termination Date and not exercised on or before the applicable date determined under clause (a), (b) or (c) above, shall terminate on that applicable date. In any case where an director's Option continues to vest following the director's Termination Date in accordance with clause (a), (b) or (c) above, the Option, to the extent not vested as of the director's Termination Date and not scheduled to vest following the director's Termination Date in accordance with clause (a), (b) or (c) above, shall terminate on the director's Termination Date. In each case, the Option shall be subject to earlier termination in accordance with Section 6.7 or Section 10 notwithstanding anything else to the contrary in this Section 8.1.

     8.2 RESTRICTED STOCK AWARDS. If a director ceases to be a member of the Board for any reason, then the director's rights under any then outstanding Restricted Stock Award shall be as follows:

           (a) if the director ceases to be a Board member due to the director's death, Total Disability or Retirement, the director's Restricted Stock Award shall vest as of the director's Termination Date;

           (b) if the director ceases to be a Board member for any reason other than due to the director's death, Total Disability, or Retirement, any shares subject to the director's Restricted Stock Award that are not fully vested and free from restriction as of the director's Termination Date shall thereupon be forfeited and returned to the Company.

     8.3 CONTINUANCE OF SERVICE. The vesting schedule applicable to an Award requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under
this   Plan.   Service    for   only   a  portion  of  a  vesting
period,  even  if  substantial,  will  not  entitle   the   award
recipient  to   any proportionate  vesting  or  avoid or mitigate
a  termination  of rights  and  benefits  upon  or   following  a
termination of  services as  provided  in   Section  8.1  or 8.2,
as  applicable.   Nothing contained  in  this Plan constitutes an
employment or service commitment by the Company or any affiliate, confers upon any Award recipient any right to remain employed by or in service to the Company or any affiliate, interferes in any way with the right of the Company or any affiliate at any time to terminate such employment or service, or affects the right of the Company or any affiliate to increase or decrease the recipient's other compensation.

                            Section 9
                  Adjustment in Capitalization

     9.1 ADJUSTMENT IN CAPITALIZATION. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety ("asset sale"); then the Board shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

           (a) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits and numbers of shares set forth elsewhere in this
               Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Awards; or

           (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Board may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the Option.

In any of such events, the Board may take such action prior to such event to the extent that the Board deems the action necessary to permit the Award holder to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Board, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

                           Section 10
                        Change in Control

     10.1 IN GENERAL. In the event of a Change in Control (as defined in Section 10.3), all Options then outstanding under this Plan shall vest 100% and shall be immediately exercisable by the holder, and all shares subject to Restricted Stock Awards then outstanding under this Plan shall vest 100% free of restrictions. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Board to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the
foregoing,   the  Board  may  deem  an  acceleration   to   occur
immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.

     10.2  POSSIBLE  EARLY  TERMINATION  OF  OPTIONS.     Without
limiting the authority of the Board under Section 9, if any Option under this Plan is fully vested (after giving effect to, without limitation, any accelerated vesting pursuant to Section 10.1), but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 9 that the Company does not survive (or does not survive as a public company in respect of its Common Stock), such Option shall terminate, subject to any provision that has been expressly made by the Board, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Option; provided that the Option holder shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise the Option in accordance with its terms before the termination (except that in no case shall more than ten day's notice be required).

     10.3 DEFINITION. For purposes of this Plan, a "Change in Control" shall mean any of the following events:

           (a) The dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in Control under clause (b) below.

           (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that
               are   not  Subsidiaries  (as  defined   below)  (a
               "Business Combination"), unless (1) as a result of the Business Combination more than 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before the Business Combination; (2) no person (as defined in clause
               (c) below, but excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 30% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination; and (3) more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.

           (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act),
               directly or indirectly,  of  securities   of   the
               Company representing more than 30% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company, other than as a result of (1) an acquisition directly from the Company or a Subsidiary, (2) an acquisition by the Company or a Subsidiary, (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, a Subsidiary, or a Successor Entity, or (4) or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (b) above.

           (d) During any period not longer than two  consecutive
               years,  individuals   who  at  the   beginning  of
               such  period  constituted   the  Board   cease  to
               constitute   at least a  majority thereof,  unless
               the election,  or  the  nomination  for   election
               by  the Company's  stockholders, of each new Board
               member   was   approved    by   a   vote   of   at
               least two-thirds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new
               members   whose  election  or  nomination  was  so
               approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

                               Section 11
            Amendment, Modification, and Termination of Plan


     11.1 AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN. The Board at any time may terminate, and from time to time amend or modify this Plan and/or any outstanding Award. Without limiting the generality of the foregoing, the Board may at any time prospectively amend the Award grant levels set forth in Sections 6 and 7 and prospectively change the other terms of Award grants hereunder. Any amendment or termination of this Plan or change in or affecting any outstanding Award that materially and adversely affects the rights of an Award holder under and with respect to that Award shall be subject to the consent of the holder. Adjustments contemplated by Section 9 shall not be deemed to constitute a change requiring such consent. Stockholder approval for any amendment shall not be required unless (a) required by applicable law or deemed necessary or advisable by the Board, or (b) such approval is required pursuant to Section 4.1 for the repricing of an Option.

                           Section 12
               Requirements of Law; Miscellaneous

     12.1 REQUIREMENTS OF LAW. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company and as a condition to any exercise and/or payment of an Award, provide such assurances and representations to the Company as the Board may deem necessary or desirable to assure compliance with all applicable legal requirements.

     12.2 PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Company, and (other than a reservation of shares corresponding to the number of shares that may be issued under this Plan) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     12.3  GOVERNING  LAW.   This   Plan,  and   all   agreements
hereunder, shall be construed in accordance with and governed by the laws of the State of Arizona.

     12.4 NO STOCKHOLDER RIGHTS. Except as otherwise expressly authorized by the Board or this Plan: (a) a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant, and (b) no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     12.5 CONSTRUCTION. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that satisfies the applicable requirements for exemptions under SEC Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any person for Exchange Act Section 16 consequences of Awards or events under Awards.

     12.6 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     12.7 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     12.8 NO CORPORATE ACTION RESTRICTION. The existence of this Plan and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Company, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Company's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company, (e) any sale or transfer of all or any part of the Company's assets or business, or (f) any other corporate act or proceeding by the Company. No Participant or any other person shall have any claim under any Award or Award agreement against any member of the Board, or the Company or any employees, officers or agents of the Company, as a result of any such action.

                                                             APPENDIX C
                                                     FORM OF PROXY CARD


                                UNISOURCE ENERGY

                              Two New Ways to Vote

                         VOTE BY TELEPHONE OR INTERNET

                         24 Hours a Day - 7 Days a Week
                 Save Your Company Money - It's Fast and Convenient


TELEPHONE
---------
1-866-358-4695

- Use any touch-tone telephone.

- Have your proxy card ready.

- Enter your Control Number located in the box below.

- Follow the simple recorded instructions.


OR


INTERNET
--------
https://www.proxyvotenow.com/uns


- Go to the website address listed above.

- Have your proxy card ready.

- Enter your Control Number located in the box below.

- Follow the simple instructions on the website.


OR


MAIL
----

- Mark, sign and date your proxy card.

- Detach your proxy card.

- Return your proxy card in the postage-paid envelope provided.



                                       You can vote your shares by telephone,
                                       the Internet, mail or in person at
                                       the Annual Shareholders' Meeting.  Your
                                       telephone or Internet vote authorizes
                                       the named proxies to vote your shares
                                       in the same manner as if you marked,
                                       signed and returned your proxy card.
                                       If you have submitted your proxy by the
                                       Internet or telephone there is no need
                                       to mail your proxy card.

                                                       1-866-358-4695
                                                   CALL TOLL-FREE TO VOTE
                                               -------------------------------


                                                      CONTROL NUMBER
                                               FOR TELEPHONE OR INTERNET VOTING
                                               --------------------------------

THE INTERNET AND TELEPHONE VOTING FACILITIES WILL BE AVAILABLE UNTIL 5:00 P.M. E.S.T. ON THURSDAY, MAY 9, 2002.



  DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE
-------------------------------------------------------------------------------

                         (FORM OF PROXY CARD - FRONT)


Please Sign, Date and Return                             [X]
the Proxy Promptly Using the                  Votes MUST be indicated (x)
Enclosed Envelope.                               in Black or Blue Ink.


The Board of Directors Recommends a vote "FOR" the following proposals:

1. Election of Directors

FOR all nominees      WITHHOLD AUTHORITY to vote      *EXCEPTIONS   [ ]
listed below          for all nominees listed
[ ]                   below  [ ]

Nominees: 01-James S. Pignatelli, 02-Lawrence J. Aldrich,  03-Larry W. Bickle,
          04-Elizabeth T.Bilby, 05-Harold W. Burlingame, 06-John L. Carter, 07-Daniel W. L. Fessler, 08-Kenneth Handy, 09-Warren Y. Jobe,
          10-H. Wilson Sundt

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).


*Exceptions -------------------------------------------------------------------


2. UniSource Energy Corporation                 FOR        AGAINST      ABSTAIN
   Amended and Restated 1994 Outside            [ ]          [ ]            [ ]
   Director Stock Option Plan.

                                                  If you agree to access
                                                  our Annual Report and Proxy
                                                  Statement electronically in
                                                  the future, please mark this
                                                  box.                      [ ]


                                                  To change your address,
                                                  please mark this box.     [ ]


                                                  To include any comments,
                                                  please mark this box.     [ ]


                                            -----------------------------------

                                                  SCAN LINE

                                            -----------------------------------


                                       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                       HEREON. When shares are held by joint
                                       tenants in common or as community
                                       property, both should sign.  When
                                       signing as attorney, executor,
                                       administrator, trustee, guardian or
                                       custodian, please give full title as
                                       such. If a corporation, please sign in
                                       corporate name by President or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.  Receipt is hereby
                                       acknowledged  of  Notice  of  Annual
                                       Meeting, Proxy Statement and the 2001
                                       Annual Report.

                                       Date      Share Owner sign here
                                       ----------------------------------------

                                       ----------------------------------------


                                       Date      Co-Owner sign here
                                       ----------------------------------------

                                       ----------------------------------------



-------------------------------------------------------------------------------

[A street map showing the location         SHERATON  TUCSON
of the Annual Shareholders' Meeting        ----------------
is set forth in this area.]                   Hotel & Suites

                                           LOCATION
                                              5151 East Grant Road
                                              Tucson, Arizona 85712
                                              (Between Swan and Craycroft)

                                              520.323.6262  Hotel Direct
                                              800.257.7275  Reservations
                                              520.321.7637  Facsimile

                                           TRANSPORTATION
                                           From Tucson International Airport

                                             Shuttle Service
                                               Arizona Stagecoach
                                               Call 800.889.1000 for pricing
                                               and reservations

                                             Automobile - Interstate 10 to
                                               Grant Road exit



-------------------------------------------------------------------------------

                         (FORM OF PROXY CARD - BACK)


                                UNISOURCE ENERGY

This Proxy is Solicited on Behalf of the Board of Directors of the Company for the Annual Shareholders' Meeting to be held Friday, May 10, 2002


                                   P R O X Y


   The undersigned hereby appoints James S. Pignatelli and Kevin P. Larson, and each of them, with the power of substitution, to represent and to vote on behalf of the shareholder all shares of Common Stock which the shareholder is entitled to vote at the Annual Shareholders' Meeting scheduled to be held at the Sheraton Tucson Hotel and Suites, 5151 East Grant Road, Tucson, Arizona, on Friday, May 10, 2002, and at any adjournments thereof, with all powers the shareholder would possess if personally present and particularly with respect to Proposals 1 and 2 and in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" Proposals 1 and 2.

                     (Continued, and to be dated and signed on reverse side.)

                                         UNISOURCE ENERGY CORPORATION
                                         C/O THE BANK OF NEW YORK
                                         P.O. BOX 11030
                                         NEW YORK, N.Y. 10203-0030